UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ X / Preliminary Proxy Statement.
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).
/ / Definitive Proxy Statement.
/ / Definitive Additional Materials.
/ / Soliciting Material under § 240.14a-12.

PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

We Need Your Vote

Please vote today on matters affecting your investment in the Putnam closed-end funds.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

[[Insert Voting Options image]]

[[Insert Putnam Investments Image]]

A message from Putnam Investments and the Trustees of the Putnam funds

Putnam High Income Securities Fund
Putnam Managed Municipal Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam Premier Income Trust

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam closed-end funds. The Putnam closed-end funds will hold an annual shareholder meeting on April 25, 2014 in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may conveniently vote by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the annual shareholder meeting on April 25, 2014 and vote your shares in person with respect to the following matters:

1. Fixing the number of Trustees at 14 and electing Trustees. Shareholders of each fund are being asked to fix the number of Trustees at 14 and to elect Trustees at the upcoming annual meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and voting proxies for the fund’s portfolio securities. All but one of your fund’s Trustees currently are independent of the fund and Putnam Investment Management, LLC (“Putnam Management”).

2. Converting your fund to an open-end investment company (Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust only). Your fund’s governing documents require the fund to submit for shareholder vote a proposal to convert the fund to an open-end investment company if the fund’s shares trade at a discount from net asset value (“NAV”) over a specified time period. The Trustees recommend that shareholders vote against converting your fund at this time. As discussed in this proxy statement, the Trustees believe that your fund’s status as a closed-end fund offers potential investment benefits, including the ability to invest without limit in illiquid securities and the ability to remain more fully invested in longer-term, higher-yielding securities. The Trustees do not believe that recent discount levels are currently a sufficient justification for abandoning the advantages of the closed-end structure through conversion to open-end status.

3. Approving an Amended and Restated Declaration of Trust. Your fund’s Trustees are recommending that shareholders approve a proposal to authorize the Trustees to adopt a single form of Amended and Restated Declaration of Trust for each fund. The Putnam closed-end funds operate under five distinct declarations of trust, which were created at different times in the past and differ from each other in several ways. The Amended and Restated Declaration of Trust will benefit the funds by harmonizing the terms of these governing documents, eliminating the inefficiencies inherent in operating under a variety of declarations of trust, allowing increased flexibility in the operation of your fund, modernizing and streamlining governance provisions, reducing the risks and costs of potential litigation and eliminating certain ambiguities and inconsistencies.

4. Eliminating certain mandatory shareholder votes on converting the fund to an open-end fund. (All funds except for Putnam Municipal Opportunities Trust). In addition to the changes discussed in Proposal 3, your fund’s Trustees are recommending that shareholders approve a proposal to authorize the Trustees to amend your fund’s Declaration of Trust to eliminate the requirement for mandatory conversion votes if the fund’s shares trade at a discount from NAV over a specified time period. Shareholders of your fund have voted overwhelmingly to retain the closed-end nature of the fund each time the conversion provision has been triggered over the last decade. The Trustees believe that in view of this history, and the fact that these types of mandatory conversion votes are typically no longer required in closed-end funds organized in recent years, it is no longer in the best interests of the fund and its shareholders to incur the considerable costs in submitting a proxy proposal relating to the conversion of the fund to open-end status as an automatic response to discount levels that have often been shown to be temporary in nature.

Detailed information regarding these proposals may be found in the enclosed proxy statement.

Please vote today

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-888-227-9349 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

Sincerely yours,

[[Insert Mr. Reynolds’ image.]]

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

[[Insert Ms. Baxter’s image.]]

Jameson A. Baxter
Chair
Board of Trustees
The Putnam funds

February [ ], 2014

Table of Contents

Notice of annual meeting of shareholders		[ ]

Trustees’ recommendations		[ ]

The proposals

1a.	FIXING THE NUMBER OF TRUSTEES AT 14	[ ]

1b.	ELECTING TRUSTEES	[ ]

2.	APPROVING CONVERSION TO AN OPEN-END INVESTMENT COMPANY	[ ]

3.	APPROVING AN AMENDED AND RESTATED DECLARATION OF TRUST	[ ]

4.	APPROVING AN AMENDMENT TO THE DECLARATION OF TRUST- ELIMINATING
MANDATORY VOTES FOR CONVERSION TO AN OPEN-END INVESTMENT COMPANY
[ ]

Further Information About Voting and the Annual Meeting		[ ]

Fund Information		[ ]

Appendix A- Form of Amended and Restated Declaration of Trust (Putnam Managed Municipal
Income Trust and Putnam Municipal Opportunities Trust)		[ ]

Appendix B- Form of Amended and Restated Declaration of Trust (Putnam High Income
Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust)		[ ]

PROXY CARD(S) ENCLOSED

If you have any questions, please call toll-free 1-888-227-9349 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on April 25, 2014.

The proxy statement is available at www.proxyonline.com.

1

Notice of Annual Meeting of Shareholders

To the Shareholders of:

PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

This is the formal agenda for your fund’s annual shareholder meeting. It tells you what proposals will be voted on and the time and place of the annual meeting, in the event you attend in person.

The annual meeting of shareholders of your fund will be held on April 25, 2014 at 11:00 a.m., Boston time, at the principal offices of the funds, One Post Office Square, Boston, Massachusetts 02109, to consider the following proposals, in each case as applicable to the particular funds listed in the table below:

Proposal	Proposal Description	Affected Funds

1a.	Fixing the number of trustees at 14	All funds

1b.	Electing Trustees	All funds

2	Approval of the conversion of your fund	Putnam High Income Securities Fund, Putnam
	from closed-end to open-end status and	Master Intermediate Income Trust and Putnam
	certain related amendments to your	Premier Income Trust
fund’s Agreement and Declaration of
Trust.

3.	Approving a proposal to authorize the	All funds
Trustees to amend and restate your
fund’s Agreement and Declaration of
Trust.

4.	Approving a proposal to authorize the Trustees	All funds except for Putnam Municipal
	to amend your fund’s Agreement and	Opportunities Trust
Declaration of Trust to eliminate certain
mandatory shareholder votes on converting the
fund to an open-end fund.

2

By Michael J. Higgins, Clerk, and by the Trustees

Jameson A. Baxter, Chair

Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

In order for you to be represented at your fund’s annual shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

February [ ], 2014

3

Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission; some of it is technical. If there is anything you don’t understand, please call toll-free 1-888-227-9349 or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust for use at the annual meeting of shareholders of each fund to be held on April 25, 2014 and, if your fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting of Shareholders (see previous pages). The Notice of Annual Meeting of Shareholders, the proxy card and this proxy statement are being mailed beginning on or about February [ ], 2014.

* How do your fund’s Trustees recommend that shareholders vote on the proposals?

The trustees recommend that you vote

1a. FOR fixing the number of Trustees at 14;

1b. FOR electing your fund’s nominees for Trustees;

2. AGAINST the conversion of your fund from closed-end to open-end status and certain related amendments to your fund’s Agreement and Declaration of Trust (Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust only);

3. FOR authorizing an Amended and Restated Declaration of Trust; and

4. FOR authorizing an amendment to your fund’s Declaration of Trust to eliminate certain mandatory shareholder votes on converting the fund to an open-end fund (all funds except for Putnam Municipal Opportunities Trust).

* Who is eligible to vote?

Shareholders of record of each fund at the close of business on January 29, 2014 (the “Record Date”) are entitled to be present and to vote at the annual meeting or any adjournment.

Each common shareholder and each preferred shareholder (if applicable) will be entitled to one vote for each share held, with fractional shares voting proportionately. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the only funds with outstanding preferred shares, the holders of preferred shares and holders of common shares for each fund will together vote as a single class, unless otherwise noted. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the

4

Trustees’ recommendations. If any other business properly comes before your fund’s annual meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of each fund vote separately with respect to each proposal. No proposal is contingent on the outcome of any other proposal. However, if shareholders vote to approve the conversion of an affected fund to an open-end fund in Proposal 2, Proposals 3 and 4 will not be implemented, even if they are approved.

5

The Proposals

1a. FIXING THE NUMBER OF TRUSTEES AT 14.

Each fund’s agreement and declaration of trust (the “Declaration of Trust”) states that shareholders shall fix the number of Trustees on the fund’s Board of Trustees (the “Board”) at each annual meeting. The Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that shareholders fix the number of Trustees on your fund’s Board at 14. The Board also recommends that shareholders vote to elect its 14 Trustee nominees, as described below in Proposal 1b.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, if a quorum is present at the annual meeting, a plurality vote, meaning the greatest number of affirmative votes cast by the holders of the preferred and common shares voting together as a single class, will fix the number of Trustees.

For Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, if a quorum is present at the annual meeting, a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will fix the number of Trustees.

The Trustees of your fund unanimously recommend that shareholders vote “FOR” fixing the number of Trustees at 14.

1b. ELECTING TRUSTEES

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Board is responsible for making recommendations concerning the nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund. Those Trustees who are not “interested persons” of your fund are referred to as “Independent Trustees” throughout this proxy statement.

Each fund’s Declaration of Trust requires that shareholders elect the fund’s Trustees by a plurality vote at the fund’s annual meeting. The Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust only:

Pursuant to the bylaws of each fund and the 1940 Act, holders of the preferred shares of your fund, voting as a separate class, are entitled to elect two nominees for Trustees. Therefore,

6

Messrs. Hill and Patterson have been nominated to be elected as Trustees by the holders of the preferred shares, voting as a separate class, while the other 12 nominees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class. Each of the fund’s nominees is currently a Trustee of your fund and of the other Putnam funds.

* Biographical Information For The Fund’s Nominees.

The Board’s nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. As of December 31, 2013, there were 116 Putnam funds.

Independent Trustees

Liaquat Ahamed (Born 1952)
Trustee since 2012

Mr. Ahamed is the Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World. His articles on economics have appeared in the New York Times, Foreign Affairs, and the Financial Times.

Mr. Ahamed serves as a director of Aspen Insurance Co., a New York Stock Exchange company, and is the Chair of the Aspen Board’s Investment Committee. He is a Trustee of the Brookings Institution, where he serves as Chair of the Investment Committee. He is also a director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions. Mr. Ahamed was previously the Chief Executive Officer of Fischer Francis Trees & Watts, Inc., a fixed income investment management subsidiary of BNP Paribas. He was formerly the head of the investment division at the World Bank, and is a member of the Foreign Affairs Policy Board of the U.S. Department of State.

Mr. Ahamed holds a B.A. in economics from Trinity College, Cambridge University and an M.A. in economics from Harvard University.

7

Ravi Akhoury (Born 1947)
Trustee since 2009

Mr. Akhoury serves as a Trustee of the Rubin Museum, serving on the Investment Committee, and of the American India Foundation. Mr. Akhoury is also a Director of RAGE Frameworks, Inc. and English Helper, Inc. (each a private software company).

Previously, Mr. Akhoury served as a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and a member of its Compensation Committee. He was also a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee member of Fischer Francis Trees & Watts, a fixed income investment management firm. He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation Committees, and as a Director and member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Barbara M. Baumann (Born 1955)
Trustee since 2010

Ms. Baumann is President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Ms. Baumann currently serves as a Director of Devon Energy Corporation (a leading independent natural gas and oil exploration and production company), SM Energy Company (a publicly held U.S. exploration and production company) and UNS Energy Corporation (a publicly held electric and gas utility in Arizona). She is a Director of Cody Resources Management (a private company in the energy and ranching businesses). Ms. Baumann is a Trustee of Mount Holyoke College. She serves on the Board of The Denver Foundation, is a former Chair of the Board and a current Board member of Girls Inc. of Metro Denver, and serves on the Finance Committee of the Children’s Hospital of Colorado.

8

Until May 2012, Ms. Baumann was a Director of CVR Energy, Inc. (a publicly held petroleum refiner and fertilizer manufacturer). Prior to 2003, Ms. Baumann was Executive Vice President of Associated Energy Managers, LLC (a domestic private equity firm). From 1981 until 2000, she held a variety of financial and operational management positions with the global energy company Amoco Corporation and its successor, BP, most recently serving as Commercial Operations Manager of its Western Business Unit.

Ms. Baumann holds an M.B.A. from The Wharton School of the University of Pennsylvania and a B.A. from Mount Holyoke College.

Jameson A. Baxter (Born 1943)
Trustee since 1994, Vice Chair from 2005 to 2011 and Chair since 2011

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as Chair of the Mutual Fund Directors Forum, Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter. Until 2011, Ms. Baxter was a director of ASHTA Chemicals, Inc. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service company), and Advocate Health Care. She has also served as a director on a number of other boards, including BoardSource (formerly the National Center for Nonprofit Boards), Intermatic Corporation (a manufacturer of energy control products), and MB Financial. She is Chair Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chair for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)
Trustee since 2001

Mr. Curtis serves as Senior Advisor to the Center for Strategic and International Studies and is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues). Previously, Mr. Curtis served as President and Chief Operating Officer, Nuclear Threat Initiative.

9

Mr. Curtis is a member of the Council on Foreign Relations and the U.S. State Department International Security Advisory Board. He also serves as a Director of Southern California Edison (a regulated electric utility) and its parent company, Edison International.

Mr. Curtis is an attorney with over 15 years in private practice and 19 years in various positions in public service, including service at the Department of Treasury, the U.S. House of Representatives, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and the Department of Energy.

Robert J. Darretta (Born 1946)
Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement functions. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over 10 years leading various Johnson & Johnson operating companies. From 2009 until 2012, Mr. Darretta served as the Health Care Industry Adviser to Permira, a global private equity firm.

Mr. Darretta received a B.S. in Economics from Villanova University.

Katinka Domotorffy (Born 1975)
Trustee since 2012

Ms. Domotorffy is a voting member of the Investment Committee of the Anne Ray Charitable Trust, part of the Margaret A. Cargill Philanthropies. She also serves as the Vice Chair of Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy. Until December 2011, Ms. Domotorffy was Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Ms. Domotorffy holds a BSc in Economics from the University of Pennsylvania and an MSc in Accounting and Finance from the London School of Economics.

10

John A. Hill (Born 1942)
Trustee since 1985 and Chairman from 2000 to 2011

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Hong Kong, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation (a leading independent natural gas and oil exploration and production company) and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at the Columbia University Law School.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)
Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is the Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT), where he joined the faculty in 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

11

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission, oil pipelines, and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a U.K.-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the Board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published seven books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — having served as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Kenneth R. Leibler (Born 1949)
Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston. He is also a Director of Northeast Utilities, which operates New England’s largest energy delivery system, and, until November 2010, was a Director of Ruder Finn Group, a global communications and advertising firm. Prior to December 2006, he served as a Director of the Optimum Funds Group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a B.A in Economics from Syracuse University.

12

Robert E. Patterson (Born 1945)
Trustee since 1984

Mr. Patterson is Co-Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate) and Chairman of its Investment Committee.

Mr. Patterson is past Chairman and served as a Trustee of the Joslin Diabetes Center. He previously was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)
Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of Epiphany School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Prior to June 2007, Mr. Putnam was President of the Putnam funds. Until 2010, he was a Trustee of St. Mark’s School, until 2006, he was a Trustee of Shore Country Day School, and until 2002, he was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

13

W. Thomas Stephens (Born 1942)
Trustee from 1997 to 2008, and since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, LLC (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). Until 2010, Mr. Stephens was a Director of Boise Inc. (a manufacturer of paper and packaging products). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation (a manufacturing company). He holds B.S. and M.S. degrees from the University of Arkansas.

Interested Trustee*

Robert L. Reynolds (Born 1952)
Trustee since 2008 and President of the Putnam funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, LLC (“Putnam Investments”), a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute and Boston Chamber of

14

Commerce. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness, and he is a former President of the Commercial Club of Boston.

Mr. Reynolds received a B.S. in Business Administration with a major in Finance from West Virginia University.

* Trustee who is an “interested person” as defined in the 1940 Act of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his position as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments and the President of your fund and each of the other Putnam funds.

The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the Board of Trustees for its approval. In recommending the election or appointment of the current Board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee’s record of service as a director or trustee of public and private organizations. This included each Trustee’s previous service as a member of the Board of Trustees of the Putnam funds, during which he or she has demonstrated a high level of diligence and commitment to the interests of fund shareholders and the ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees.

Independent Trustees:

Liaquat Ahamed — Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury — Mr. Akhoury’s experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann — Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple New York Stock Exchange companies.

Jameson A. Baxter — Ms. Baxter’s experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two New York Stock Exchange companies and her role as Chair of the Mutual Fund Directors Forum.

Charles B. Curtis — Mr. Curtis’s experience in public and regulatory policy matters relating to energy and finance acquired in the course of his service in various senior positions in government and on numerous boards of public and private organizations.

Robert J. Darretta — Mr. Darretta’s experience as the Chief Financial Officer and Vice Chairman of the board of a major New York Stock Exchange health products company.

15

Katinka Domotorffy — Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill — Mr. Hill’s experience as founder and Chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

Paul L. Joskow — Dr. Joskow’s education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler — Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson — Mr. Patterson’s training and experience as an attorney and his experience as president of a New York Stock Exchange company.

George Putnam, III — Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens — Mr. Stephens’s extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee:

Robert L. Reynolds — Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as the President and Chief Executive Officer of Putnam Investments.

Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the annual meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for your fund.

* What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes if they deem it appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

16

Board Leadership Structure. Currently, 13 of the 14 Trustees of your fund are Independent Trustees. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. An Independent Trustee currently serves as chair of the Board.

Board Committees. Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Distributions Committee and Audit and Compliance Committee are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s auditors, independent staff and counsel as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund’s affairs. While risk management is the primary responsibility of the fund’s investment manager, the Trustees regularly receive reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund’s investment manager how it monitors and controls such risks.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the Putnam funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ auditors, including their independence. Information about the fees billed to the fund by the funds’ auditors, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ auditors, is included on pages [ ] of this proxy statement. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/. The Committee currently consists of Messrs. Leibler (Chairperson), Curtis, Darretta and Hill and Mses. Baumann and Domotorffy.

17

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board and its committees, the compensation of the Trustees, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of each fund’s shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each Board committee. The Committee also identifies prospective nominees for election as Trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board and its committees at that point in time and (viii) overall Board composition. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for Trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraphs entitled “Date for receipt of shareholders’ proposals for subsequent meetings of shareholders” in the section “Further Information About Voting and the Annual Meeting,” and provided the shareholders’ recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act.

The Committee consists only of Independent Trustees. The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a current copy of which is available at www.putnam.com/about-putnam/. The Board Policy and Nominating Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam and Ms. Baxter.

18

Brokerage Committee. The Brokerage Committee reviews the Putnam funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter and Messrs. Ahamed, Akhoury, Patterson, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the Putnam funds, (ii) the expenditure of the open-end funds’ assets for distribution purposes pursuant to Distribution Plans of the open-end funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mr. Patterson (Chairperson), Dr. Joskow, Ms. Baxter and Messrs. Ahamed, Akhoury, Putnam and Stephens.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the Putnam funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baumann (Chairperson), Ms. Domotorffy and Messrs. Curtis, Darretta, Hill and Leibler.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Putnam funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board, and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. In this connection, the Committee oversees the operations of the Office of the Trustees and its staff. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Hill, Leibler, Patterson and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. The

19

Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Putnam (Chairperson), Ahamed, Curtis, Leibler and Stephens, Dr. Joskow, and Ms. Baumann. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, and Mses. Baxter and Domotorffy.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Darretta (Chairperson), Curtis, Hill and Leibler and Mses. Baumann and Domotorffy.

* How large a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each nominee for Trustee, as well as the value of each nominee’s holdings in each fund and in all of the Putnam funds as of December 31, 2013. As a group, the Trustees owned shares of the Putnam funds valued at approximately $106 million, as of December 31, 2013.

Trustees/Officers	Dollar	Shares	Dollar Range	Shares	Dollar	Shares
	Range of	Beneficially	of Shares	Beneficially	Range of	Beneficially
	Shares	Owned	Owned	Owned	Shares	Owned
	Owned				Owned

	Putnam High Income		Putnam Managed Municipal		Putnam Master Intermediate
	Securities Fund		Income Trust		Income Trust

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Barbara M.	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000
Baumann

Jameson A. Baxter	$10,001-	2,572.633	$1-$10,000	631.854	$1-$10,000	849.657
	$50,000

Charles B. Curtis	$1-$10,000	603.503	$1-$10,000	342.491	$1-$10,000	211.237

Robert J. Darretta	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

20

John A. Hill	Over	101,624.727	$1-$10,000	380.467	$1-$10,000	457.233
	$100,000

Paul L. Joskow	$1-$10,000	334.000	$1-$10,000	195.000	$1-$10,000	100.000

Kenneth R. Leibler	$1-$10,000	100.000	$1-$10,000	195.000	$1-$10,000	100.000

Robert E. Patterson	$1-$10,000	1,084.000	$1-$10,000	587.000	$1-$10,000	587.000

George Putnam, III	$10,001-	1,670.000	$10,001-	3,815.000	$10,001-	2,178.000
	$50,000		$50,000		$50,000

Robert L. Reynolds	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

W. Thomas	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000
Stephens

Trustees and	Over	108,688.863	$10,001-	6,846.812	$10,001-	5,183.127
Officers as a group	$100,000		$50,000		$50,000

Trustees/Officers	Dollar	Shares	Dollar Range	Shares
	Range of	Beneficially	of Shares	Beneficially
	Shares	Owned	Owned	Owned
	Owned

	Putnam Municipal		Putnam Premier Income
	Opportunities Trust		Trust

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	100.000

Barbara M.	$1-$10,000	100.000	$1-$10,000	100.000
Baumann

Jameson A. Baxter	$50,001-	6,229.866	$1-$10,000	893.917
	$100,000

Charles B. Curtis	$1-$10,000	511.568	$1-$10,000	422.656

Robert J. Darretta	$1-$10,000	100.000	$1-$10,000	100.000

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	100.000

John A. Hill	$1-$10,000	553.173	$10,001-	3,758.450
			$50,000

Paul L. Joskow	$1-$10,000	387.000	$1-$10,000	201.000

Kenneth R. Leibler	$1-$10,000	287.000	$1-$10,000	100.000

Robert E. Patterson	$1-$10,000	655.000	$1-$10,000	803.000

21

George Putnam, III	$10,001-	3,788.000	$10,001-	2,505.000
	$50,000		$50,000

Robert L. Reynolds	$0	0.000	$1-$10,000	100.000

W. Thomas	$1-$10,000	100.000	$1-$10,000	100.000
Stephens

Trustees and	Over	13,011.607	$50,001-	9,384.023
Officers as a group	$100,000		$100,000

Name of Trustee/Nominee	Aggregate Dollar Range of Shares Held in
All of the Putnam Funds Overseen by
Trustee

Liaquat Ahamed	Over $100,000

Ravi Akhoury	Over $100,000

Barbara M. Baumann	Over $100,000

Jameson A. Baxter	Over $100,000

Charles B. Curtis	Over $100,000

Robert J. Darretta	Over $100,000

Katinka Domotorffy	Over $100,000

John A. Hill	Over $100,000

Paul L. Joskow	Over $100,000

Kenneth R. Leibler	Over $100,000

Robert E. Patterson	Over $100,000

George Putnam, III	Over $100,000

Robert L. Reynolds	Over $100,000

W. Thomas Stephens	Over $100,000

As of December 31, 2013, none of the Trustees owned any preferred shares of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. As of December 31, 2013, to the knowledge of your fund, each Trustee, and the officers and Trustees of the fund as a group, owned less than 1% of each fund’s outstanding common shares.

22

* How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam funds
Attention: “Board of Trustees” or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

* How often do the Trustees meet?

The Trustees currently hold regular in-person meetings eight times each year, usually over a two-day period, to review the operations of the Putnam funds. A portion of these meetings is devoted to meetings of various committees of the Board that focus on particular matters. Each Independent Trustee generally attends several formal committee meetings during each regular meeting of the Trustees, including meetings with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail on at least an annual basis. The committees of the Board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2013, the average Trustee participated in approximately 35 committee and Board meetings.

The number of times each committee met during calendar year 2013 is shown in the table below:

Audit and Compliance Committee	13
Board Policy and Nominating Committee	5
Brokerage Committee	3
Contract Committee	9
Distributions Committee	7
Executive Committee	1
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	6

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last annual meeting of your fund. The Trustees are generally represented at shareholder meetings by their independent staff and independent counsel.

23

* What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by reviewing your fund’s investment performance with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management, if appropriate, to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of your fund;

• by actively addressing the specific concerns of closed-end fund shareholders;

• by monitoring potential conflicts of interest between the Putnam funds, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* What are the Trustees paid for their services?

Each Independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees. All of the current Independent Trustees of the fund are Trustees of all of the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that the fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting.

Under a Retirement Plan in effect for Trustees of the Putnam funds elected to the Board before 2003 (the “Plan”), each eligible Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004

24

and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The following table includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to December 31, 2013) and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2013.

Trustees/Year	Aggregate	Pension or	Aggregate	Pension or
	compensation from	retirement	compensation from	retirement
	the fund ($)	benefits accrued	the fund ($)	benefits
		as part of fund		accrued as part
		expenses ($)		of fund
				expenses ($)

	Putnam High Income Securities fund		Putnam Managed Municipal Income
			Trust

Liaquat Ahamed/2012(3)	$620	N/A	$1,799	N/A

Ravi Akhoury/2009	$639	N/A	$1,923	N/A

Barbara M. Baumann/2010(3)	$639	N/A	$1,923	N/A

Jameson A. Baxter/1994(3)(5)	$897	$298	$2,701	$941

Charles B. Curtis/2001	$639	$184	$1,923	$579

Robert J. Darretta/2007(3)	$639	N/A	$1,923	N/A

Katinka Domotorffy/2012(3)	$659	N/A	$1,889	N/A

John A. Hill/1985(3)	$639	$517	$1,923	$1,633

Paul L. Joskow/1997(3)	$649	$207	$1,954	$654

Elizabeth T. Kennan/1992(4)	$536	$334	$1,277	$1,050

Kenneth R. Leibler/2006	$693	N/A	$2,083	N/A

25

Robert E. Patterson/1984	$693	$311	$2,083	$985

George Putnam, III/1984	$639	$325	$1,923	$1,031

W. Thomas Stephens/1997(6)	$639	$209	$1,923	$658

Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A

Trustees/Year	Aggregate	Pension or	Aggregate	Pension or
	compensation from	retirement	compensation from	retirement
	the fund ($)	benefits accrued	the fund ($)	benefits
		as part of fund		accrued as part
		expenses ($)		of fund
				expenses ($)

	Putnam Master Intermediate Income		Putnam Municipal Opportunities
	Trust		Trust

Liaquat Ahamed/2012(3)	$1,528	N/A	$1,850	N/A

Ravi Akhoury/2009	$1,573	N/A	$2,607	N/A

Barbara M. Baumann/2010(3)	$1,573	N/A	$2,555	N/A

Jameson A. Baxter/1994(3)(5)	$2,208	$739	$3,809	$1,163

Charles B. Curtis/2001	$1,573	$455	$2,607	$723

Robert J. Darretta/2007(3)	$1,573	N/A	$2,607	N/A

Katinka Domotorffy/2012(3)	$1,624	N/A	$1,958	N/A

John A. Hill/1985(3)	$1,573	$1,281	$2,555	$2,015

Paul L. Joskow/1997(3)	$1,599	$513	$2,607	$805

Elizabeth T. Kennan/1992(4)	$1,323	$826	$2,607	$1,322

Kenneth R. Leibler/2006	$1,706	N/A	$2,821	N/A

Robert E. Patterson/1984	$1,706	$772	$2,821	$1,208

George Putnam, III/1984	$1,573	$807	$2,607	$1,249

W. Thomas Stephens/1997(6)	$1,573	$517	$2,607	$818

Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A

Trustees/Year	Aggregate	Pension or
	compensation from	retirement
	the fund ($)	benefits accrued
		as part of fund
		expenses ($)

26

	Putnam Premier Income Trust

Liaquat Ahamed/2012(3)	$3,523	N/A

Ravi Akhoury/2009	$3,627	N/A

Barbara M. Baumann/2010(3)	$3,627	N/A

Jameson A. Baxter/1994(3)(5)	$4,907	$1,693

Charles B. Curtis/2001	$3,627	$1,047

Robert J. Darretta/2007(3)	$3,627	N/A

Katinka Domotorffy/2012(3)	$3,744	N/A

John A. Hill/1985(3)	$3,627	$2,936

Paul L. Joskow/1997(3)	$3,686	$1,175

Elizabeth T. Kennan/1992(4)	$3,048	$1,907

Kenneth R. Leibler/2006	$3,932	N/A

Robert E. Patterson/1984	$3,932	$1,766

George Putnam, III/1984	$3,627	$1,838

W. Thomas Stephens/1997(6)	$3,627	$1,187

Robert L. Reynolds/2008(7)	N/A	N/A

Trustees/Year	Estimated annual	Total compensation
	benefits from all	from all Putnam
	Putnam funds	funds ($) (2)
upon retirement ($)
(1)

Liaquat	N/A	$279,000
Ahamed/2012(3)

Ravi Akhoury/2009	N/A	$273,000

Barbara M.	N/A	$285,000
Baumann/2010(3)

Jameson A.	$110,500	$402,031
Baxter/1994(3)(5)

27

Charles B.	$113,900	$285,000
Curtis/2001

Robert J.	N/A	$285,000
Darretta/2007(3)

Katinka Domotorffy	N/A	$279,000
/2012(3)

John A. Hill/1985(3)	$161,700	$285,000

Paul L.	$113,400	$290,000
Joskow/1997(3)

Elizabeth T.	$108,000	$151,500
Kennan/1992(4)

Kenneth R.
Leibler/2006	N/A	$310,000

Robert E.	$106,500	$310,000
Patterson/1984

George Putnam,	$130,300	$285,000
III/1984

W. Thomas	$107,100	$285,000
Stephens/1997(6)

Robert L.	N/A	N/A
Reynolds/2008(7)

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2013, there were 116 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year ended prior to December 31, 2013, the total amounts of deferred compensation payable by each fund listed below, including income earned on such amounts, to these Trustees were (in dollars):

	Mr.	Ms.	Ms.	Mr.	Ms.	Mr.	Dr.
Fund	Ahamed	Baumann	Baxter	Darretta	Domotorffy	Hill	Joskow

	$0	$0	$0	$0	$0	$0	$0
Putnam High Income Securities Fund

28

Putnam Managed Municipal Income Trust	$0	$0	$0	$0	$0	$0	$0

Putnam Master Intermediate Income Trust	$0	$0	$0	$0	$0	$0	$0

Putnam Municipal Opportunities Trust	$0	$0	$0	$0	$0	$0	$0

Putnam Premier Income Trust	$0	$0	$0	$0	$0	$0	$0

(4) Dr. Kennan retired from the Board of Trustees of the Putnam funds on June 30, 2010. Upon her retirement in 2010, Dr. Kennan became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2011. Dr. Kennan was re-appointed to the Board of Trustees of the Putnam funds effective January 1, 2012, and in connection with her reappointment, Dr. Kennan agreed to suspend the balance of her retirement benefit payments for the duration of her service as a Trustee, which concluded with her retirement on June 30, 2013.

(5) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was reappointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his reappointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Reynolds is an “interested person” of the fund and Putnam Management.

* Why should you vote for your fund’s nominees?

Your current Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

Independent

• The Chair of your fund, Jameson A. Baxter, is independent of Putnam Management and has served on the Board for nearly 20 years. She also serves as the Chair of the Mutual Fund Directors Forum, which provides educational and outreach programs for independent directors;

• 13 of the 14 Trustees are independent of Putnam Management; and

• The Independent Trustees are assisted by an independent administrative staff and legal counsel who are selected by the Independent Trustees and are independent of Putnam Management.

Highly Qualified

• The Trustees have significant current and past related industry experience, and have a demonstrated history of actively pursuing the interests of fund shareholders; and

29

• The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, energy, health care, manufacturing, national security and real estate; and

• The Board has taken actions that directly benefit shareholders — liquidity events such as mergers and tender offers when in the best interests of all shareholders; a share repurchase program that has made a meaningful contribution to investment return; and a significant decrease in 2006 in management fee rates for Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, and Putnam Municipal Opportunities Trust.

Strong Governance Practices

• The Board includes a combination of long-tenured and newer members, bringing diverse perspectives to fund oversight;

• The Board has a well-established committee and oversight structure for the Putnam funds, which has been developed over a long period of time; and

• The funds do not have a staggered board structure or other takeover defenses. Every Trustee stands for election at each annual meeting of shareholders.

* What is the voting requirement for electing Trustees?

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, if a quorum is present at the annual meeting, the two nominees for election as Trustees by the holders of the preferred shares, voting as a separate class, who receive a plurality vote, meaning the greatest number of affirmative votes cast by holders of the preferred shares, will be elected as Trustees, and the applicable number of nominees (see Proposal 1a) for election as Trustees by the holders of the preferred shares and common shares, voting together as a single class, who receive a plurality vote, meaning the greatest number of affirmative votes cast by the holders of the preferred shares and common shares voting together as a single class, will be elected as Trustees.

For Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust, if a quorum is present at the annual meeting, the applicable number of nominees for election as Trustees who receive a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will be elected as Trustees.

The Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

30

2. APPROVAL OF THE CONVERSION OF YOUR FUND FROM CLOSED-END TO OPEN-END STATUS AND CERTAIN RELATED AMENDMENTS TO YOUR FUND’S AGREEMENT AND DECLARATION OF TRUST

Affected Funds: Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust

►What is this proposal?

Shareholders will have the opportunity to vote at the meeting on the question of whether your fund should be converted from a closed-end fund to an open-end fund. If the conversion is approved, your fund’s shares would become redeemable directly from your fund at NAV, eliminating any discount of market price to NAV. In order to address the organizational changes necessitated by any conversion from closed-end to open-end status, approval of this proposal would also authorize the Trustees to make such amendments to your fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) as they may deem necessary or appropriate, generally with a view to conforming your fund’s Declaration of Trust to the forms used by open-end Putnam funds.

►Why is this question being submitted to shareholders?

As described further below, as a closed-end fund, your fund’s shares are bought and sold in the securities markets at prevailing prices, which may be equal to, less than, or greater than its NAV per share. Your fund’s Declaration of Trust requires that shareholders of your fund be given the opportunity to vote on a proposal to convert your fund from closed-end to open-end status if the fund’s common shares have traded at an average discount of more than 10% from its NAV per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each such week). The following table shows the average discount from NAV per share at which your fund’s shares traded for the relevant period, in each case requiring this proposal to be submitted to shareholders.

		Avg.
Fund	12 Weeks Ended	Discount
Putnam High Income Securities Fund	August 31, 2013	11.33%
Putnam Master Intermediate Income Trust	September 30, 2013	11.34%
Putnam Premier Income Trust	July 31, 2013	10.21%

In accordance with each fund’s Declaration of Trust, Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust, submitted identical proposals to shareholders at their annual meetings held on the dates appearing in the

31

table below. Each proposal was defeated as follows (the affirmative vote of a majority of outstanding shares would have been required in order to pass each proposal):

		Then-	Then-
		Outstanding	Outstanding
		Shares Voting	Shares Voting
Fund	Date of Vote	Against	In Favor

Putnam High Income Securities Fund
	January 29, 2009	36.73%	4.11%

	January 11, 2007	38.22%	7.53%

	July 14, 2005	40.83%	10.42%

Putnam Master Intermediate Income Trust
	January 31, 2008	39.99%	12.11%

	January 11, 2007	30.19%	13.11%

	June 29, 2006	28.97%	9.73%

Putnam Premier Income Trust
	January 11, 2007	28.73%	15.32%

	June 29, 2006	27.66%	15.89%

	July 14, 2005	41.76%	10.58%

►What do the Trustees recommend?

The Trustees of your fund believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders. Accordingly, the Trustees of your fund unanimously recommend that shareholders vote “AGAINST” this proposal.

►Why are the Trustees recommending a vote against a conversion to open-end status?

At a meeting of the Board of Trustees held on January 23 and 24, 2014, the Trustees considered the following factors in recommending a vote against converting your fund to open-end status:

32

> Shareholders consciously chose a closed-end investment vehicle. The Trustees presume that shareholders consciously chose your closed-end fund from among a broad array of investment products available in the marketplace, including many open-end funds investing in similar asset classes, with an understanding of the potential advantages and disadvantages of the closed-end structure. As a general matter, absent extraordinary circumstances, the Trustees do not believe it is appropriate to disturb a fundamental investment choice made by shareholders. In this regard, the Trustees considered that, each time an identical proposal to convert your fund from closed-end to open-end status was submitted to shareholders in the past, shareholders voted overwhelmingly againt such a conversion. For this reason, it is proposed in Proposal 4 that shareholders authorize an amendment to the funds’ Declarations of Trust to eliminate the requirement to hold mandatory shareholder votes on converting the fund to an open-end fund.

> Investment advantages associated with closed-end structure. The Trustees believe that your fund’s closed-end status provides inherent investment advantages not available to open-end fund investors:

- Lower transaction costs (relating to sales and redemptions). As a closed-end fund, your fund has a stable pool of capital, and does not experience the cash flows associated with sales and redemptions of open-end fund shares. Such cash flows can create transaction costs that are borne by long-term shareholders. These transaction costs include the costs associated with buying securities following shareholder subscriptions into the fund and the costs associated with selling securities to meet shareholder redemptions.

- More assets at work; fund can be more fully invested. Because your closed-end fund’s shares are not redeemable like an open-end fund’s shares, your fund is not required to hold cash and/or short-term, lower-yielding investments in anticipation of possible redemptions, and generally can be more fully invested in securities that Putnam Management believes will result in income and/or capital appreciation. In addition, because your closed-end fund is not engaged in a continuous offering of shares like an open-end fund, your fund is not required to accept cash subscriptions that may require temporary investment in cash and/or short-term, lower-yielding investments, pending investment in securities that Putnam Management believes will result in income and/or capital appreciation.

- Enhanced investment flexibility with respect to “illiquid” securities. Because they are required to maintain the ability to honor redemption requests, open-end funds are prohibited by the 1940 Act from investing more than 15% of their assets in securities that are deemed illiquid. Closed-end funds such as your fund are not subject to this restriction.

> Superior performance relative to comparable open-end fund vehicle. The Trustees have observed that your closed-end fund or a comparable asset class held by your fund has generally outperformed, based on performance at NAV, a comparable open-end fund managed by Putnam Management, as described below. Moreover, Putnam Management has advised the Trustees that this outperformance is largely attributable to the investment advantages associated with your fund’s closed-end structure and of its belief that, while past performance does not predict future returns, this outperformance is reasonably likely to continue as a result.

33

Putnam Premier Income Trust has outperformed Putnam Diversified Income Trust, a comparable open-end fund, both on an absolute basis and on a risk-adjusted basis over the 1-, 3-, 5-, and 10-year periods ended December 31, 2013 (based on performance at NAV). (Risk-adjusted performance refers to various metrics, such as a fund’s “Sharpe Ratio” and “Information Ratio,” that seek to measure the volatility of a fund’s performance.) For the 20-year period ended December 31, 2013, Putnam Premier Income Trust outperformed Putnam Diversified Income Trust by 0.72% per annum, based on performance at NAV, and by 1.14% per annum, based on performance at market price.

Putnam Master Intermediate Income Trust has outperformed Putnam Diversified Income Trust, a comparable open-end fund, on an absolute basis over the 1-, 5-, and 10-year periods ended December 31, 2013 (based on performance at NAV). Putnam Master Intermediate Income Trust’s risk-adjusted performance is the same or better than Putnam Diversified Income Trust’s risk-adjusted performance over the 1- and 10-year periods ended December 31, 2013. For the 20-year period ended December 31, 2013, Putnam Master Intermediate Income Trust outperformed Putnam Diversified Income Trust by 0.33% per annum, based on performance at NAV, and by 0.78% per annum, based on performance at market price.

Putnam High Income Securities Fund’s performance may not be readily compared against any open-end fund managed by Putnam Management. However, the high yield bond portion of Putnam High Income Securities Fund has outperformed Putnam High Yield Trust, an open-end fund managed by Putnam Management, on an absolute basis over the 1-, 3-, 5-, and 10-year periods ended December 31, 2013 (based on performance at NAV). The high yield bond portion’s risk-adjusted performance is better than Putnam High Yield Trust’s risk-adjusted performance over these same periods. The convertibles portion of Putnam High Income Securities Fund is constituted differently than Putnam Convertible Securities Fund, an open-end fund managed by Putnam Management. As a result, a performance comparison between the convertibles portion of Putnam High Income Securities Fund and Putnam Convertible Securities Fund is not meaningful. Additional information relating to your fund’s performance is provided below under the section entitled How has your fund performed?

> Trading discounts. In reviewing the trading information for your fund, the Trustees took into account the fact that, while the funds’ common shares have traded at a discount for significant periods of time, the level of discount has fluctuated over time, and the funds’ common shares have also traded at significant premiums at times. The Trustees noted that in recent years, the funds’ shareholders have been afforded regular liquidity opportunities to dispose of their positions at premium prices or prices reasonably close to NAV.

Additional information relating your fund’s market prices is provided below under the section entitled What does it mean when fund shares trade at a discount?

►What does it mean when fund shares trade at a discount?

Since closed-end funds are not required to redeem their shares, investors in closed-end funds who wish to liquidate their investment must sell their shares in the secondary markets. To promote the availability of active secondary markets for shareholders who wish to sell their

34

shares, your fund has listed its shares for trading on the New York Stock Exchange. Prices in these secondary markets are influenced by several factors, including investment returns, fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager, and fluctuate over time. They also fluctuate in relation to a fund’s NAV. Closed-end fund shares generally trade at a discount to their NAV but at times may trade at a premium.

Putnam Management has advised the Trustees that discount levels for many closed-end funds appear to fluctuate in relation to conditions in the broader fixed-income markets, generally increasing during periods of rising interest rates and declining during periods of falling interest rates. Accordingly, closed-end funds may be more suitable for investors who have a longer investment horizon and who are less likely to face the need to liquidate their investments under unfavorable market conditions. The existence of discounts at times may also provide attractive opportunities to investors seeking potential additional returns from reductions in discount levels between the time they purchase fund shares and the time they sell.

As indicated in the table below, while your fund’s common shares have traded at a discount to their NAV over more recent periods, the discount has fluctuated over time, and at times your fund’s shares have traded at a premium to NAV. In order to show the range of discounts and premiums at which your fund’s shares have historically traded, the table below presents both the highest market price and the lowest market price at which your fund’s shares closed on any trading day over the course of each of full calendar years since the fund’s inception, in each case expressed as a percentage discount from, or premium to, NAV. Thus, the “Highest Market Price” column presents the lowest discount or, if the fund traded above NAV during the year, the highest premium achieved in a given year; conversely, the “Lowest Market Price” column presents the highest discount or, if the fund only traded above NAV during the year, the lowest premium. In addition, the “Average Discount/Premium” column presents the average daily differential between market price and NAV over the course of the years presented in the table.

Putnam High Income Securities Fund

35

	Highest Market Price	Lowest Market Price	Average
Year	(vs. NAV)	(vs. NAV)	Discount/Premium

2013	-4.58%	-13.61%	-9.42%
2012	+2.80%	-7.50%	-0.75%
2011	+6.95%	-10.31%	-2.08%
2010	+6.02%	-10.14%	-0.21%
2009	+6.35%	-16.83%	-5.47%
2008	+2.05%	-38.81%	-11.72%
2007	-3.94%	-14.14%	-9.12%
2006	-6.67%	-13.86%	-10.83%
2005	-6.91%	-14.97%	-10.64%
2004	-5.34%	-15.63%	-9.15%
2003	+2.48%	-9.98%	-3.67%
2002	+5.30%	-10.85%	-1.47%
2001	+8.22%	-11.21%	-0.93%
2000	+1.54%	-19.52%	-8.90%
1999	+13.10%	-19.50%	+1.14%
1998	+21.63%	+0.74%	+10.40%
1997	+13.87%	-0.72%	+3.81%
1996	+10.06%	-2.26%	+4.54%
1995	+9.80%	-0.54%	+4.60%
1994	+9.32%	-6.11%	+3.13%
1993	+14.65%	-10.07%	+5.80%
1992	+11.92%	-4.07%	+3.77%
1991	+13.49%	-14.01%	+0.24%
1990	-5.63%	-21.64%	-12.13%
1989	-3.50%	-13.43%	-7.88%
1988	+8.23%	-9.33%	-2.22%
1987	+29.76%	-25.09%	-0.84%

36

Putnam Master Intermediate Income Trust

	Highest Market Price	Lowest Market Price	Average
Year	(vs. NAV)	(vs. NAV)	Discount/Premium

2013	-6.12%	-13.46%	-9.62%
2012	-2.61%	-9.36%	-5.66%
2011	+6.06%	-9.13%	-2.60%
2010	+12.22%	-5.81%	+5.78%
2009	+7.41%	-16.47%	-1.25%
2008	-1.74%	-25.84%	-8.72%
2007	-7.03%	-13.80%	-9.70%
2006	-9.65%	-14.70%	-12.78%
2005	-7.44%	-15.19%	-10.67%
2004	-4.15%	-12.41%	-7.64%
2003	+2.47%	-10.97%	-6.11%
2002	+2.72%	-8.94%	-2.92%
2001	-1.75%	-11.45%	-5.72%
2000	-7.88%	-23.33%	-14.86%
1999	+1.56%	-21.98%	-8.78%
1998	+0.78%	-10.51%	-5.15%
1997	-3.07%	-13.49%	-8.49%
1996	-8.11%	-14.40%	-11.82%
1995	-7.58%	-15.75%	-11.51%
1994	-5.23%	-16.04%	-9.63%
1993	-1.32%	-9.52%	-4.74%
1992	+3.56%	-9.12%	-2.65%
1991	-2.08%	-13.40%	-6.67%
1990	-2.42%	-20.35%	-11.65%
1989	+2.39%	-10.71%	-2.88%
1988	+7.87%	-6.82%	+0.56%

Putnam Premier Income Trust

	Highest Market Price	Lowest Market Price	Average
Year	(vs. NAV)	(vs. NAV)	Discount/Premium

2013	-6.68%	-13.34%	-9.76%
2012	+1.72%	-9.22%	-4.41%
2011	+6.58%	-9.87%	-0.33%
2010	+8.31%	-5.20%	+2.77%

37

2009	+1.35%	-17.13%	-6.00%
2008	-6.67%	-28.65%	-11.04%
2007	-7.50%	-14.89%	-10.69%
2006	-10.82%	-14.25%	-12.99%
2005	-7.82%	-15.20%	-11.61%
2004	-5.83%	-13.54%	-9.53%
2003	+3.72%	-10.90%	-5.03%
2002	+3.25%	-9.95%	-2.73%
2001	-0.29%	-11.69%	-5.39%
2000	-8.43%	-23.25%	-14.62%
1999	+3.52%	-21.25%	-4.77%
1998	+5.99%	-10.21%	-1.82%
1997	-1.13%	-13.25%	-6.18%
1996	-8.78%	-13.65%	-11.20%
1995	-5.90%	-14.26%	-10.85%
1994	-3.73%	-16.25%	-9.18%
1993	-1.99%	-10.22%	-5.92%
1992	+4.29%	-9.25%	-2.39%
1991	-0.06%	-12.20%	-5.68%
1990	-1.04%	-19.97%	-11.54%
1989	+8.32%	-9.36%	+2.68%
1988	+10.62%	-2.26%	+6.02%

►How has your fund performed?

The following table summarizes the annualized total return of your fund for the periods shown based on the NAV and the market price of its shares. The table also shows the performance of your fund’s benchmark indices and the average performance of funds in your fund’s peer group of closed-end funds as determined by Lipper Inc., an independent fund rating agency. Of course, past performance is no guarantee of future returns.

Total Return (Annualized) for Periods Ended December 31, 2013

	1 year	3 years	5 years	10 years

Putnam High Income
Securities Fund

NAV	13.58%	8.44%	18.70%	7.67%
Market Price	10.08%	5.87%	18.27%	7.65%

38

50% JPMorgan Developed
High Yield Index/
50% Bank of America
Merrill Lynch All-Convertibles
Speculative Quality Index
(blended benchmark)	15.51%	10.29%	21.94%	8.64%
Lipper Convertible
Securities Funds
(Closed-End)
Category Average	20.74%	9.90%	19.56%	7.03%

Total Return (Annualized) for Periods Ended December 31, 2013

	1 year	3 years	5 years	10 years

Putnam Master Intermediate
Income Trust
NAV	8.23%	5.17%	16.56%	5.67%
Market Price	5.91%	1.99%	15.06%	5.68%

Putnam Custom Multi-Sector
Benchmark* (internal
benchmark)	2.54%	6.83%	11.89%	7.07%
Barclays Government/Credit
Bond Index
(external benchmark)	-2.35%	3.63%	4.40%	4.52%

Putnam Diversified Income
Trust
(comparable open-end fund)	7.85%	5.43%	15.94%	5.23%
Lipper General
Bond Funds
(Closed-End)
Category Average	3.77%	8.45%	17.03%	7.99%

39

*The Putnam Custom Multi-Sector Benchmark is an unmanaged index administered by Putnam Management, 50% of which is JPMorgan Developed High Yield Index, 25% of which is Barclays Treasury Index, 12.5% of which is JPMorgan Emerging Markets Bond Global Diversified Index, and 12.5% of which is Citigroup World Government Bond Index ex U.S. (50% hedged).

Total Return (Annualized) for Periods Ended December 31, 2013

	1 year	3 years	5 years	10 years

Putnam Premier
Income Trust
NAV	9.28%	5.94%	16.98%	6.25%

Market Price	5.51%	2.42%	17.39%	6.37%

Putnam Custom Multi-Sector
Benchmark* (internal
benchmark)	2.54%	6.83%	11.89%	7.07%
Barclays Government
Bond Index
(external benchmark)	-2.60%	2.70%	2.26%	4.14%

Putnam Diversified Income
Trust (comparable open-end
fund)	7.85%	5.43%	15.94%	5.23%
Lipper General
Bond Funds
(Closed-End)
Category Average	3.77%	8.45%	17.03%	7.99%

40

*The Putnam Custom Multi-Sector Benchmark is an unmanaged index administered by Putnam Management, 50% of which is JPMorgan Developed High Yield Index, 25% of which is Barclays Treasury Index, 12.5% of which is JPMorgan Emerging Markets Bond Global Diversified Index, and 12.5% of which is Citigroup World Government Bond Index ex U.S. (50% hedged).

►What options have the Trustees considered in formulating their recommendation?

The Trustees carefully monitor the trading prices of your fund’s shares, recognizing that trading prices and discounts will fluctuate over time. At times when the fund trades at a material discount for an extended period of time, the Trustees may examine possible factors contributing to the situation and consider a broad range of possible actions in an effort to reduce or eliminate the discount. Such possible actions generally fall into two categories: those that preserve the closed-end structure and its possible investment advantages and those that would abandon the closed-end structure and eliminate these advantages. The current proposal to “open-end” your fund falls into the latter category and, for the reasons summarized above, the Trustees have determined to recommend that you vote against it. In their deliberations regarding this proposal, the Trustees considered other possible actions that would eliminate the discount by abandoning the closed-end structure, in particular:

● Merging the fund into one of the open-end Putnam funds pursuing similar investment goals;

● Open-ending the fund; and

● Liquidating the fund.

Open-Ending Merger. In the case of an open-ending merger, the Trustees considered the possible merger of each of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust into Putnam Diversified Income Trust, a comparable open-end fund managed by Putnam Management. The Trustees observed that such a merger transaction would be expected to provide each closed-end fund’s shareholders with a comparable investment strategy and ongoing expense ratio savings (such savings being expected to outweigh significantly the estimated proxy solicitation, legal and accounting fees associated with the fund’s participation in a merger). However, the Trustees determined that such ongoing expense ratio savings were modest when considered in light of the loss of the ongoing investment advantages, and relatively stronger performance, that shareholders could reasonably expect to realize by investing in the closed-end structure relative to an open-end structure. The Trustees also considered that, in addition to expense ratio savings, a merger would also provide closed-end fund shareholders with full liquidity at NAV for their shares. However, the Trustees observed that market forces have afforded shareholders regular opportunities to achieve liquidity for their shares in recent years at prices reasonably close to, or even exceeding, NAV. The Trustees concluded that the direct and indirect costs, both quantitative and qualitative, of a merger transaction would outweigh the benefits of such a transaction for shareholders of each of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust at this time. The Trustees noted that different circumstances and market conditions could warrant a different conclusion in the future.

41

The Trustees also considered the possible merger of Putnam High Income Securities Fund into an open-end Putnam fund. The Trustees observed that, although other Putnam funds invest in convertible securities or in high yield bonds, there are currently no open-end funds in the Putnam family of funds that employ an investment strategy that would be fully compatible with Putnam High Income Securities Fund. Furthermore, the Trustees noted that an open-ending merger of Putnam High Income Securities Fund would result in the loss of a fund with a unique investment mandate among the Putnam family of funds, investing in both convertible securities and high yield bonds. As a result of the absence of a natural merger partner for Putnam High Income Securities Fund, Putnam Management advised the Trustees that it anticipated that Putnam High Income Securities Fund would be expected to incur transaction costs in connection with realigning its portfolio in a manner that would be acceptable to a surviving open-end fund in a merger transaction. The Trustees noted that such transaction costs would be expected to outweigh the very modest expense ratio savings that Putnam High Income Securities Fund shareholders could be expected to realize in an open-ending merger. Finally, the Trustees observed that, if a chief benefit to be realized by Putnam High Income Securities Fund shareholders in connection with an open-ending merger would be full liquidity at NAV, Putnam High Income Securities Fund shareholders have had regular opportunities to achieve liquidity for their shares in recent years at prices reasonably close to, or even exceeding, NAV. The Trustees concluded that the direct and indirect costs, both quantitative and qualitative, of a merger transaction would outweigh the benefits of such a transaction for shareholders of Putnam High Income Securities Fund at this time. The Trustees noted that different circumstances and market conditions could warrant a different conclusion in the future.

Open-Ending. The Trustees determined that an open-ending of any of the closed-end funds would generally present the same costs and benefits to closed-end fund shareholders as a merger, with certain exceptions that would render an open-ending a comparatively worse outcome for shareholders relative to a merger. In this regard, they noted that, in contrast to the lower operating expenses that would be expected for closed-end fund shareholders in connection with a merger, an open-ending would likely result in a significant increase in operating expenses through the significant reduction in a fund’s asset size following anticipated significant redemptions from closed-end fund shareholders. The Trustees noted the possibility of the newly open-end fund experiencing increased assets over time, since open-end funds may continuously offer new shares to the public and have the ability to increase in size. Such growth in a fund’s size following a conversion to open-end status could result in efficiencies and the ability to spread fixed costs over a larger pool of assets. However, the Trustees noted their belief that the asset growth prospects for such a new open-end fund were highly speculative.

In addition, while remaining shareholders could be partially or wholly insulated from the transaction costs that a fund would incur in connection with post-open-ending redemptions through the imposition of a redemption fee, the remaining shareholders would likely be left with a less liquid, less attractive portfolio of securities in the fund as a result of expected significant portfolio dispositions to meet such redemptions. (The terms of any such redemption fee would be determined at a later time, but the Trustees do not expect that the fee would exceed 2% or be imposed on redemptions for a period of longer than one year following conversion.)

42

The Trustees concluded that the direct and indirect costs, both quantitative and qualitative, of an open-ending transaction would outweigh the benefits of such a transaction for shareholders of each closed-end fund at this time. The Trustees noted that different circumstances and market conditions could warrant a different conclusion in the future.

Liquidation. The Trustees also considered the possibility of liquidating each of the closed-end funds and distributing pro rata each fund’s remaining assets (after the payment of expenses, liabilities, etc.). The Trustees observed that these funds generally represent investment strategies not broadly available in the marketplace and reflective of Putnam Management’s strong fixed income heritage and expertise. The Trustees noted further that these funds have served shareholders reasonably well, possessing solid performance track records, and that liquidation would deprive shareholders of the investment choice they have made. They concluded that liquidation should be viewed as inadvisable for these reasons. In addition, they considered the possibility that there could be adverse tax consequences to some shareholders from a liquidation (i.e., recognition of capital gains).

In considering these possible actions and the current “open-ending” proposal, the Trustees have considered the fact that all shareholders who purchased your fund’s shares presumably made their choice from among a broad array of investment products available in the marketplace, including open-end funds investing in similar asset classes, with an understanding of the potential advantages and disadvantages of the closed-end structure. Thus, in considering whether to recommend a fundamental change in the structure of the fund and its investment characteristics, the Trustees have considered whether the closed-end structure of the fund continues to offer the investment advantages contemplated when the fund was originally offered to the marketplace. Especially in light of the steps to enhance shareholder returns described in more detail below, the Trustees have concluded that the fund remains a highly viable investment vehicle and that recent discount levels do not currently justify abandoning the advantages of the closed-end structure by converting your fund to open-end status.

►How do the Trustees address trading discounts while maintaining the closed-end structure?

The Trustees have periodically considered a broad range of possible actions in an effort to reduce or eliminate the discount, including a number of actions that could be implemented consistent with your fund’s closed-end structure. Such actions might include:

• Repurchases by the fund of its shares at prevailing market prices;

• Tender offers by the fund to repurchase its shares at a price above market and below NAV (or at NAV); and

• Communications with the marketplace regarding the benefits of investing in the fund in an effort to increase investor demand for the fund’s shares.

It is possible that these actions may have a temporary effect on a fund’s trading discount, although there is little industry experience that would suggest a long-term impact. In some cases,

43

such actions would reduce the fund’s size over time, which may in turn result in an increase in the fund’s expense ratio and a constraint on the fund’s investment flexibility. To the extent that shares are repurchased at prices below NAV, however, such repurchases will enhance the NAV of the fund’s remaining common shares and the total return at NAV for the remaining common shareholders.

Recognizing the benefit of share repurchases for less than NAV, the Trustees in 2005 authorized for all of the Putnam closed-end funds, including your fund, a program to conduct open-market repurchases of their outstanding common shares. The Trustees have regulararly renewed the program, most recently in September 2013, when the Trustees renewed the repurchase program, this time to permit the funds to repurchase up to an additional 10% of their outstanding common shares (based on shares outstanding as of October 7, 2013) at market prices over the twelve months ending October 7, 2014. The Trustees periodically review the program’s impact on investment performance and trading discounts, including information provided by Putnam Management regarding the increases in the NAV of remaining shares caused by share repurchases.

The table below shows the aggregate dollar gain to your fund caused by repurchases for less than NAV, as well as the approximate contribution (gross of fees) of the share repurchase program to your fund’s returns at NAV from October 25, 2005 (the date shares were first repurchased) through December 31, 2013.

			Total Returns
			over
	Discount/Benefit to	Contributions	NAV (net of
	Fund Through Repurchase ($)*	to Returns over NAV **	fees) **

Putnam High Income Securities Fund	4,113,675	0.33%	7.79%
Putnam Master Intermediate Income Trust	14,288,547	0.34%	5.78%
Putnam Premier Income Trust	36,119,107	0.43%	6.27%

* “Benefit to Fund ($)” is a summation of the daily dollar gains/loss from shares repurchased. The first day profit calculated using the trade date purchase price.

** “Contribution to Returns” are compounded returns. The returns are daily profits divided by the previous day’s NAV.

The Trustees believe that the record of the repurchase program to date supports the assertion that share repurchases represent an attractive investment opportunity for your fund, though the degree to which repurchases benefit the fund depends entirely on the level of trading discounts at which the fund’s shares continue to trade. In addition, there is no guarantee that share repurchases will cause the market price of your fund’s shares to increase or narrow any existing discounts. The Trustees will continue to monitor the repurchase program and review its impact on your fund’s investment performance and on trading discounts. The Trustees will also continue to evaluate the actions that might be taken in an effort to reduce trading discounts.

44

►What are additional differences between a closed-end and an open-end fund?

In addition to the differences noted above, shareholders evaluating this proposal may wish to consider the following:

> Annual shareholder meetings. Your fund is currently required by the rules of the New York Stock Exchange to hold annual meetings of shareholders. Conversion of your fund to open-end status would result in termination of the fund’s listing on the New York Stock Exchange, with the result that your fund would no longer be required to hold annual meetings.

> Dividend reinvestment. Shareholders of your fund currently have the option of participating in the fund’s Dividend Reinvestment Plan, under which cash distributions paid by your fund are generally reinvested through the purchase of additional fund shares at market prices, which currently reflect a discount from NAV. (At times when your fund’s shares are trading at a premium over their NAV, such reinvestments are made at the higher of NAV or 95% of market value.) Shareholders of open-end Putnam funds have the option to reinvest their distributions in additional shares at NAV at all times. If the fund were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below NAV per share during times when shares are trading at a discount to NAV.

> Exchange privileges. Shareholders of retail open-end funds in the Putnam family of funds currently have the privilege of exchanging their investment at NAV and without sales charges for shares of the same class of more than 80 retail open-end funds in the Putnam group. Shareholders of your fund do not have that privilege.

> Redemption fees. If shareholders approve a conversion to open-end status, the Trustees would intend to instate a redemption fee for a period of time following conversion with the purpose of at least partly offsetting the transaction costs that may result from significant redemptions of shares. The terms of any redemption fee would be determined at a later time, but the Trustees do not expect that the fee would exceed 2% or be imposed on redemptions for a period of longer than one year following conversion.

> Distribution expenses. If shareholders approve a conversion to open-end status, in order to increase assets, the Trustees would likely consider commencing a continuous offering of shares of your fund and might also recommend, subject to shareholder approval, that your fund adopt a distribution plan under Rule 12b-1 under the 1940 Act. Under the current plans for Class A shares of open-end Putnam funds, Putnam Retail Management, those funds’ principal underwriter, receives annual distribution fees of 0.25% of net assets, though the applicable plans permit fees of up to 0.35%.

►What changes to your fund’s Declaration of Trust and other effects would follow if shareholders vote to convert the fund to open-end status?

> Effect on the fund’s Declaration of Trust. Conversion of your fund from a closed-end to an open-end status would require certain changes to your fund’s Declaration of Trust and, therefore, a vote in favor of such conversion would also authorize the Trustees to amend your fund’s

45

Declaration of Trust to reflect such changes. These changes would bring your fund’s Declaration of Trust in line with other Putnam open-end funds. These changes would bring your fund’s Declaration of Trust in line with those of Putnam open-end funds and would include many of the changes to the declarations of trust described in Proposal 3, which were recently proposed for approval by shareholders of the open-end Putnam funds.

The Declaration of Trust would be amended to require your fund to purchase all shares offered to it for redemption at a price equal to the NAV of the shares next determined, less any redemption fee or other charges fixed by the Trustees. In addition, to the extent permitted by applicable law, the fund would be authorized, at its option, to redeem shares held in a shareholder’s account at NAV if at any time a shareholder owned shares in an amount either less than or greater than, as the case may be, an amount determined by the Trustees. Notwithstanding this provision, all shares would be redeemable at a shareholder’s option.

The Declaration of Trust would also be amended to eliminate certain provisions that relate specifically to the fund’s closed-end status, such as the conversion provision that has necessitated this proposal. In addition, if shareholders were to vote to convert your fund to open-end status, the provision in your fund’s Declaration of Trust requiring that Trustees be elected annually at the annual shareholder meeting or at a special meeting in lieu thereof would be eliminated. The Trustees would also make certain necessary technical and non-material changes to the Declaration of Trust.

>12b-1 Plan. As discussed above, if this proposal is approved by shareholders, to support the marketing of fund shares, the Trustees might also recommend, subject to shareholder approval, that your fund adopt a distribution plan under Rule 12b-1 under the 1940 Act. The plan the Trustees might recommend could resemble the plans of other open-fund Putnam funds, under which Putnam Retail Management, those funds’ principal underwriter, currently receives annual distribution fees of 0.25% of net assets, though the applicable plans permit fees of up to 0.35%.

>Timing. If the this proposal is approved by shareholders, a number of steps would be required to implement the conversion, including the preparation, filing and effectiveness of an open-end fund registration statement under the Securities Act of 1933 covering the offering of your fund’s shares (the “Open-End Registration Statement”), the establishment of distribution arrangements, and the negotiation and execution of a new or amended agreement with the fund’s transfer agent. In addition, subject to any necessary Trustee and shareholder approvals, the fund may propose changes to its investment management agreement. Your Fund anticipates that the conversion would become effective during the summer of 2014, although there is no assurance of this, and that the discount, if any, at which the Fund’s shares trade in relation to their NAV would likely be reduced in anticipation of the ability to redeem shares at NAV upon the completion of the conversion. It is expected that the fund’s amended Declaration of Trust would not be filed and effective until the Open-End Registration Statement has become effective.

> Shareholder Approval of Certain Items. Should your fund convert to an open-end investment company, certain aspects of the operation of the fund subsequent to its conversion may need to be approved by the fund’s shareholders before the effectiveness of the conversion. These matters may include, among other things, making any changes in the fund’s fundamental investment

46

policies or investment management agreement and associated fee and expense arrangements considered appropriate, and considering the adoption of a Rule 12b-1 Plan.

Certain other legal, accounting and other costs would be incurred in connection with the conversion of your fund to open-end status. These direct costs would not be expected to increase materially your fund’s expense ratio.

►What is the voting requirement for approving the conversion?

Approval of the conversion of your fund to open-end status and of the related amendments to each fund’s Declaration of Trust requires the “yes” vote of a majority of the fund’s outstanding shares.

If approved, the conversion would become effective following compliance with all necessary regulatory requirements under federal and state law. Your fund would seek to complete this process as soon as reasonably practicable. Until the conversion, your fund’s shares would continue to be listed and traded on the New York Stock Exchange.

►If the conversion is not approved, will your fund continue in its current form?

Yes. In the event that shareholders do not approve the conversion of your fund to open-end status, your fund would continue to operate as a closed-end fund.

The Trustees believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders, and unanimously recommend a vote “AGAINST” the conversion of your fund to open-end status at this time.

47

3. APPROVING A PROPOSAL TO AUTHORIZE THE TRUSTEES TO AMEND AND RESTATE YOUR FUND’S DECLARATION OF TRUST.

Affected funds: All funds

Each fund is organized as a stand-alone Massachusetts business trust. Each fund is governed by an Agreement and Declaration of trust established under the laws of The Commonwealth of Massachusetts. The Agreement and Declaration of trust sets forth, among other things, details regarding the organization and operation of a fund, shareholder rights, powers of the Trustees and the characteristics of fund shares.

Each fund currently operates under a distinct Agreement and Declaration of Trust (each a “Current Declaration” and together, the “Current Declarations”). The Current Declarations were created at different times in the past and differ from each other in a number of ways. These differences create certain inefficiencies in the operations of the funds that can be disadvantageous to the funds and their shareholders. In addition, the terms of many of the Current Declarations do not provide for the flexibility and the same limitations of liabilities that more recent declarations of trust provide to many other funds organized as Massachusetts business trusts and to their trustees and officers.

The Trustees of your fund believe that the adoption of a form of Amended and Restated Declaration of Trust for each fund will, among other things: (i) provide the Trustees and Putnam Management increased flexibility in managing the affairs of the funds in an efficient and cost-effective manner in the best interests of shareholders; (ii) modernize and streamline certain corporate governance provisions, potentially resulting in a reduction of costs and delays over time and a reduction in the risks and costs of litigation; and (iii) eliminate certain ambiguities in and among the Current Declarations.

The funds can be grouped into two categories: “Leveraged Funds” and “Non-Leveraged Funds.” Leveraged Funds (Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Income Trust) are permitted to offer, and currently do offer, more than one class of shares pursuant to their Current Declarations. Non-Leveraged Funds (Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust) are not permitted to offer more than one class of shares under their Current Declarations. Appendix A includes a form of Amended and Restated Declaration of Trust for Leveraged Funds, and Appendix B includes a form of Amended and Restated Declaration of Trust for Non-Leveraged Funds. Except where noted, references to the “Revised Declarations” below refer to either or both of these forms of Amended and Restated Declaration of Trust.

On the basis of the considerations noted above and below, the Trustees recommend that shareholders of your fund vote to authorize the Trustees to adopt the Revised Declarations.

The discussion below highlights certain differences between the Current Declarations and the Revised Declarations. The most significant changes are described below under the caption

48

“Significant Changes.” There are other differences between the Revised Declarations and the Current Declarations, mostly in the nature of clarifying and conforming changes, certain of which are described below under the caption “Other Changes.” Not all of the differences between the Current Declarations and the Revised Declarations are described below, so you should carefully review the Revised Declarations in Appendix A and B. For a copy of your fund’s Current Declaration, you may call Putnam Investments at 1-800-225-1581. Your fund’s Current Declaration is also on file with the Secretary of The Commonwealth of Massachusetts and may be accessed at the Secretary’s website at www.sec.state.ma.us.

Significant Changes

1. Derivative Actions and Exclusive Selection of Forum for Certain Shareholder Actions

The Revised Declarations (Article III, Section 6) provide that a shareholder may not bring or maintain any court action, proceeding or claim on behalf of a fund without first making demand on the Trustees requesting the Trustees to bring such action, proceeding or claim. The Current Declarations do not contain a similar provision, although Massachusetts courts have generally imposed a similar demand requirement in the past based on the Trustees’ inherent authority to manage all affairs of the fund, including the bringing of litigation on behalf of the fund. This requirement also conforms to a recent change in Massachusetts law applicable to business corporations requiring that demand be made in all circumstances. The requirement for shareholder demand is intended to prevent the potential disruption and expense that could result when a shareholder attempts to bring a suit on behalf of a fund that the Trustees in their judgment do not believe would be in the best interests of a fund. The effect of this change may be to discourage suits brought on behalf of the funds by shareholders against Putnam Management or the Trustees, but it would not affect any right of shareholders to bring actions in their own name.

The Revised Declarations (Article III, Section 7) also provide that any action brought by a shareholder seeking to enforce any right or privilege of shareholders under the Revised Declarations, challenging the powers of the Trustees thereunder, alleging a breach of fiduciary duty by any Trustee or officer of a fund, or otherwise involving primarily the internal affairs of a fund may be brought only in the courts of The Commonwealth of Massachusetts. The Current Declarations do not contain a similar provision. This proposed change is intended to ensure that the courts of The Commonwealth of Massachusetts will be the exclusive forum in which certain lawsuits against a fund, its Trustees or officers may be brought. In recent years, lawsuits against issuers of securities and their officers and directors have often been brought and decided outside of the fund’s state of organization. Forum selection provisions can benefit a fund and its shareholders by reducing the cost and disruption of multi-forum litigation (i.e., litigation brought by shareholders simultaneously in different forums that challenges the same action) and limiting the ability of plaintiffs’ lawyers to seek out judicial forums that are particularly favorable to plaintiffs’ actions, sometimes referred to as “forum shopping.” Forum selection provisions are intended to permit a fund and its shareholders to benefit from the special expertise and long history of Massachusetts courts in dealing with declarations of trust governing the affairs of entities organized as Massachusetts business trusts. This provision would not, however, limit the ability of plaintiffs to bring actions outside of Massachusetts with respect to claims that do not

49

fall within the scope of the forum selection provision, such as claims based on violations of federal securities law, contract claims or tort claims.

2. Removal of a Trustee

The Revised Declaration for the Non-Leveraged Funds (Article IV, Section 2) provides that a Trustee may be removed by the vote of two-thirds of the Trustees or by the vote of two-thirds of a fund’s outstanding shares. The Current Declarations for the Non-Leveraged Funds do not have a corresponding provision. The proposed changes are intended (i) to grant shareholders of the Non-Leveraged Funds the power to remove a Trustee by the vote of two-thirds of a fund’s outstanding shares, and (ii) to increase administrative efficiency by providing Trustees of the Non-Leveraged Funds the authority to remove a Trustee without causing the Non-Leveraged Funds to incur the time and expense of soliciting shareholder approval. No changes are proposed in this regard for the Revised Declarations for the Leveraged Funds, as they already provide a mechanism for removing a Trustee by the vote of two-thirds of the fund’s outstanding shares. A Trustee would be removed by the Trustees only if the Trustees deem such removal as necessary to ensure the effective operation of the Board or otherwise serve the best interests of shareholders, for example, to deal with the situation of a Trustee who has become incapacitated, who refuses to resign in accordance with the Board’s retirement policy, or who has become involved in personal or business-related legal matters that could call into question his or her continuing fitness to serve. The ability of the Board to remove a Trustee without shareholder action is also consistent with recent changes in Massachusetts law applicable to business corporations.

3. Indemnification of Trustees, Officers, etc.

The Revised Declarations (Article VIII, Section 1) modify certain provisions relating to the availability of indemnification to a fund’s Trustees and officers (including persons who serve at the fund’s request as directors, officers or trustees of another organization in which the fund has any interest as a shareholder, creditor or otherwise) (each a “Covered Person”). Under the Revised Declarations, a Covered Person would not be indemnified with respect to any matter as to which such person had been finally adjudicated (i) not to have acted in good faith, (ii) not to have acted in the reasonable belief that his or her action was in the best interest of a fund or at least was not opposed to the best interest of the fund, (iii) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful, or (iv) to be liable by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office (referred to below as “Disabling Conduct”). The Current Declarations contain a similar provision but do not expressly permit indemnification in circumstances where such person has been finally adjudicated to have acted in good faith in the reasonable belief that his or her action was not opposed to the best interest of the fund. The Current Declarations also do not contain the exception noted above for criminal proceedings. These changes are intended to conform to recent changes in law applicable to Massachusetts corporations.

The Revised Declarations (Article VIII, Section 1) also add a provision that creates a rebuttable presumption in favor of a Covered Person when determining whether there is reason to believe

50

the Covered Person ultimately will be entitled to indemnification and hence may receive advancements of expenses in connection with indemnification. The Revised Declarations provide that the persons making determinations concerning advance payments will afford the Covered Person a rebuttable presumption that he or she did not engage in Disabling Conduct. This rebuttable presumption is consistent with recent guidance of the Securities and Exchange Commission staff. The Revised Declarations both provide greater certainty to Trustees and other indemnified persons as to the circumstances where they might be denied indemnification, and makes it less likely in most circumstances that a Covered Person will be denied indemnification. The Trustees believe that providing for indemnification to the extent permitted by law is consistent with best corporate practices and will aid in attracting and retaining high quality members of the Board.

4. Limitation of Liability

The Revised Declarations (Article VII, Section 2) clarify that the duties, obligations and liability imposed upon a Trustee that is appointed, designated or identified as an officer of the fund or a member of any committee of the Trustees, or as an expert with respect to certain matters (including an audit committee financial expert), or a Trustee who has special skills or expertise shall be the same as those imposed on a Trustee in the absence of such appointment, designation, identification or expertise. The Revised Declarations also clarify that no such appointment, designation, identification or expertise would affect any right or privilege to which the Trustee would otherwise be entitled as a Trustee, including the right to indemnification. While the Current Declarations do not address the standard of care with respect to Trustees with special skills or designations, nothing herein is intended to suggest that a different result was intended by the Current Declarations.

In the Securities and Exchange Commission’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the Securities and Exchange Commission stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on a Trustee is primarily a matter governed by Massachusetts law rather than by federal law or regulations. The proposed change is intended to provide an extra safeguard for the Trustees in the event of litigation, making it clear that one standard of liability applies for all Trustees without regard to designation of additional responsibilities or titles or any actual or implied individual expertise or qualifications. By providing greater clarity regarding the applicable standard of care, the Trustees hope to reduce the uncertainties associated with potential litigation and enhance the ability of the funds to attract and retain high quality members of the Board.

5. In-Kind Distributions

The Revised Declaration for the Non-Leveraged Funds (Article VI) clarifies that distribution payments made to shareholders may be made in cash, shares or other property, or a combination thereof, as determined by the Trustees. While the Current Declarations for the Leveraged Funds expressly permit the Trustees to make distribution payments in property other than cash or shares

51

(e.g., portfolio securities), the Current Declarations for the Non-Leveraged Funds do not explicitly contemplate such an “in-kind” distribution. The Trustees believe that standardizing the provisions relating to in-kind distributions across the funds would enhance administrative efficiency.

6. Quorum Requirement for Shareholder Meetings

Consistent with historical New York Stock Exchange requirements, the Current Declarations provide that a quorum for shareholder action is a majority of the outstanding shares entitled to vote. The New York Stock Exchange has since eliminated this requirement in favor of permitting each company to decide an appropriate quorum requirement for its circumstances. Consistent with more modern declarations of trust, the Revised Declarations would lower the requirement for a quorum to thirty percent of the outstanding shares entitled to vote, except where a larger quorum is otherwise required by applicable law or a fund’s declaration of trust or bylaws. Obtaining a quorum for shareholder action can be difficult and expensive when shareholders do not return their proxies in sufficient numbers. The proposed change is designed to be consistent with best corporate practices and to enhance the funds’ ability to hold shareholder meetings.

Language Related to Conversion Retained

The Current Declarations for Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust provide that, when the fund’s shares have traded at a discount from NAV for a certain period of time, the fund must provide shareholders of the fund with the opportunity to vote on a proposal to convert the fund from a “closed-end company” to an “open-end company.” As provided below in Proposal 4, the Trustees of the funds are recommending that shareholders vote for a proposal authorizing the Trustees to amend each fund’s Current Declaration to eliminate the requirement for mandatory conversion votes. If Proposal 4 is approved by shareholders, in addition to the changes discussed in this Proposal 3, the relevant fund’s Current Declaration will be amended to eliminate this requirement. Otherwise, if Proposal 4 is not approved by shareholders, the language relevant to each fund regarding possible conversion will be retained in the Revised Declarations.

Other Changes

In addition to the changes described above, the Revised Declarations would result in numerous minor changes to the Current Declarations for the purposes of eliminating immaterial inconsistencies in language and clarifying potential ambiguities. None of these additional changes is considered to have a material impact on the rights and privileges of shareholders and, in many cases, the Trustees would have the power under the Current Declarations to implement such changes in any event without shareholder approval.

What is the voting requirement for approving the proposal?

52

Approval of the Revised Declaration with respect to a fund requires the vote of a majority of the shares of such fund outstanding and entitled to vote. If the shareholders of a fund fail to approve the Revised Declaration, the Current Declaration will remain in effect for that fund.

4. APPROVING A PROPOSAL TO AUTHORIZE THE TRUSTEES TO AMEND YOUR FUND’S DECLARATION OF TRUST TO ELIMINATE CERTAIN MANDATORY SHAREHOLDER VOTES ON CONVERTING THE FUND TO AN OPEN-END FUND

Affected Funds: Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust

►What is this proposal?

Your fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) requires that shareholders of your fund be given the opportunity to vote on a proposal to convert your fund from closed-end to open-end status if the fund’s common shares have traded at an average discount of more than 10% from its NAV per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each such week). This provision was included in your fund’s original agreement and declaration of trust when the fund was organized, as indicated in the table below, to ensure that shareholders would have an opportunity to reconsider the closed-end structure of the fund in the event that the fund’s shares began trading at steep and persistent discounts.

Fund	Date of Organization

Putnam High Income Securities Fund	April 28, 1987

Putnam Managed Municipal Income Trust	December 22, 1988

Putnam Master Intermediate Income Trust	March 10, 1988

Putnam Premier Income Trust	January 14, 1988

A conversion of your fund would cause major changes to its structure and operation, as discussed in Proposal 2 under What changes to your fund’s Declaration of Trust and other effects would follow if shareholders vote to convert the fund to open-end status? Approval of a conversion following the triggering of this conversion provision would require the “yes” vote of a majority of the fund’s outstanding shares. Over the last decade, this conversion provision has been triggered on occasions as provided in the table below for Putnam Managed Muncipal Income Trust and as provided in the tables in Proposal 2 under Why is this question being submitted to shareholders? On each such occasion, as shown in these tables, shareholders of your fund have voted overwhelmingly to retain the closed-end structure of the fund.

53

		Then-	Then-
		Outstanding	Outstanding
		Shares Voting	Shares Voting
Fund	Date of Vote	Against	In Favor

Putnam Managed Municipal Income Trust

	October 31, 2007	37.75%	7.38%

	October 28, 2005	33.48%	9.06%

In view of this history, and the fact that these types of mandatory conversion votes are typically no longer required in new closed-end funds organized in recent years, your fund’s Trustees believe that it is no longer in the best interests of the fund and its shareholders to incur the considerable proxy solicitation, legal, and other costs involved in submitting a proxy proposal relating to the conversion of the fund to open-end status as an automatic response to discount levels that have often been shown to be temporary in nature. As indicated by the detailed trading histories presented for each of Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust under Proposal 2 above, and for Putnam Managed Municipal Income Trust as presented below, experience has shown that trading discounts tend to be cyclical in nature, often responding to changes in market conditions, including increasing or decreasing interest rates. Experience has also shown that over time shareholders are likely to have regular opportunities to liquidate their investment in the fund at prices reasonably close to NAV and at times even above NAV.

54

Putnam Managed Municipal Income Trust

	Highest Market Price	Lowest Market Price	Average
Year	(vs. NAV)	(vs. NAV)	Discount/Premium

2013	+6.14%	-11.25%	-4.69%
2012	+6.19%	-6.09%	+1.12%
2011	+4.87%	-7.59%	-0.08%
2010	+5.16%	-7.33%	-1.06%
2009	-2.90%	-13.83%	-7.16%
2008	-1.79%	-17.00%	-8.09%
2007	-2.28%	-13.78%	-7.25%
2006	-6.90%	-13.44%	-10.79%
2005	-4.92%	-15.14%	-10.53%
2004	-6.55%	-16.06%	-10.64%
2003	-0.64%	-10.16%	-5.47%
2002	+0.73%	-9.82%	-2.95%
2001	+5.01%	-6.48%	+0.19%
2000	+19.57%	-9.45%	+10.17%
1999	+23.13%	-6.03%	+13.87%
1998	+28.19%	+3.02%	+14.20%
1997	+21.13%	+9.31%	+14.77%
1996	+13.87%	+5.38%	+9.31%
1995	+8.59%	+0.20%	+3.59%
1994	+8.97%	-5.93%	+3.89%
1993	+8.64%	+0.47%	+4.85%
1992	+8.42%	-2.38%	+5.05%
1991	+8.04%	+0.61%	+5.12%
1990	+6.32%	-4.60%	+1.90%
1989	+8.52%	0.05%	3.98%

In recommending a vote in favor of this proposal, the Trustees also considered investment advantages associated with a closed-end structure as discussed in Proposal 2 under Why are the Trustees recommending a vote against a conversion to open-end status? and other differences between a closed-end and an open-end structure as discussed in Proposal 2 under What are additional differences between a closed-end and an open-end fund?

►How will the Trustees address trading discounts while maintaining the closed-end structure?

The Trustees will continue to monitor the fund’s trading discounts and, if appropriate, will consider alternatives that may be available from time to time to address such discounts, including those noted in Proposal 2 under How do the Trustees address trading discounts while maintaining the closed-end structure? As discussed in Proposal 2, the Trustees, recognizing the benefit of share repurchases for less than NAV, in 2005 authorized for all of the Putnam closed-end funds, including your fund, a program to conduct open-market repurchases of their

55

outstanding common shares. The aggregate dollar gain to your fund caused by repurchases for less than NAV, as well as the approximate contribution (gross of fees) of the share repurchase program to your fund’s returns at NAV from October 25, 2005 (the date shares were first repurchased) through December 31, 2013, appears below for Putnam Managed Municipal Income Trust and in Proposal 2 for Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust in the table under How do the Trustees address trading discounts while maintaining the closed-end structure?

Total Returns
	Discount/Benefit to	Contributions	over
	Fund Through	to Returns over	NAV (net of
	Repurchase ($)*	NAV **	fees) **

Putnam Managed Municipal Income Trust***	3,742,925	0.12%	4.99

* “Benefit to Fund ($)” is a summation of the daily dollar gains/loss from shares repurchased. The first day profit calculated using the trade date purchase price.

** “Contribution to Returns” are compounded returns. The returns are daily profits divided by the previous day’s NAV.

***Figures for periods prior to February 15, 2008 have not been adjusted to reflect the impact of the February 15, 2008 merger of Putnam High Yield Municipal Trust into Putnam Managed Municipal Income Trust.

In taking any action to address such discounts, the Trustees would consider factors they deem relevant, including the extent and duration of the discount, the liquidity of the fund’s portfolio, the overall impact on the fund or its shareholders, market considerations and provisions of applicable law.

The Trustees believe that eliminating the requirement for mandatory conversion votes will not deprive shareholders of any meaningful shareholder right, as any shareholder holding shares having a market value of at least $2000 has the right, if he or she wishes, to present a proposal for conversion of the fund to open-end status at any annual meeting of shareholders, subject only to complying with Securities and Exchange Commission rules generally pertaining to shareholder proposals (including holding such shares continuously for at least one year before the date the proposal is submitted).

►What is the voting requirement for approving the proposal?

Approval of this proposal requires the affirmative vote of two-thirds of the outstanding shares of the fund entitled to vote at the meeting.

►What are the Trustees recommending?

The Trustees unanimously recommend that shareholders vote “FOR” a proposal authorizing the Trustees to amend the fund’s Declaration of Trust to eliminate the requirement for mandatory conversion votes

56

Further Information About Voting and the Annual Meeting

Meeting Quorum and Methods of Tabulation.

The shareholders of each fund vote separately with respect to each proposal. A majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting, except that, for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, where the preferred shares or common shares will vote as separate classes, then a majority of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business with respect to that proposal by that class. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

With respect to Proposal 1a and Proposal 1b, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to other proposals, abstentions and broker non-votes have the effect of votes against the proposal. A fund may request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Shareholders who object to any proposal in this proxy statement will not be entitled under Massachusetts law or your fund’s Declaration of Trust to demand payment for, or an appraisal of, their shares.

Special Rule for Proportional Voting for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for (or against) a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for (and against) such proposal have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) the holders of less than 10% of the outstanding preferred shares have voted against such proposal, and (iii) the holders of the common shares have approved such proposal.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the annual meeting. If, however, any other matters properly come before the annual meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Simultaneous meetings. The annual meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all annual meetings will be held simultaneously.

57

If any shareholder at the annual meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, Inc. (“Putnam Investor Services”), as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the annual meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the annual meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the annual meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. Note that, if you have a smart phone with a “QR” reader, you may access the Internet address by scanning the QR code on your proxy card. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expense of the solicitation. For managing the funds’ overall proxy campaign, AST Fund Solutions, 1200 Wall Street West, 3rd Floor, Lyndhurst, NJ 07071 will receive a management fee plus reimbursement for out-of-pocket expenses. AST Fund Solutions will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of the funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by AST Fund Solutions will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the fees paid to AST Fund Solutions are estimated to be [ ]. In addition, banks, brokers or other

58

financial intermediares holding shares as nominee will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials. All proxy campaign costs are being borne by each fund.

Revocation of proxies. Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the annual meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the annual meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 24, 2015, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the 2014-2015 fiscal year. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before [ ]. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Exchange Act. Shareholders who wish to make a proposal at the annual meeting for the 2014-2015 fiscal year — other than one that will be included in the fund’s proxy materials — should notify the fund no later than [ ]. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the annual meeting for the 2014 –2015 fiscal year must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than January 24, 2015 and no later than February 23, 2015.

Adjournment. To the extent permitted by each fund’s Declaration of Trust and Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned, to the extent permitted by each fund’s Declaration of Trust and Bylaws. If the quorum required for the annual meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the annual meeting has been met, but sufficient votes in favor of one or more of Proposals 2, 3, and 4 are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of

59

the meeting with respect to any or all proposals in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of a proposal. They will vote against adjournment those proxies required to be voted against a proposal. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the annual meeting may be proposed for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. The funds will bear the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the annual meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

Duplicate mailings. As permitted by Securities and Exchange Commission rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at www.putnam.com/individual.

60

Fund Information

Putnam Investments. Putnam Management is an indirect wholly-owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). The funds do not have a distributor or principal underwriter. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada. Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors, owns a majority of the voting shares of Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe. Power Financial Corporation in turn owns a majority of the voting shares of Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe. Great-West Lifeco Inc. owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries.

Voting control over Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust on the death of The Honourable Paul G. Desmarais on October 8, 2013, pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais. Until his death, Mr. Desmarais, directly and through holding companies controlled by him, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, your fund’s adviser. Because Putnam Management is indirectly controlled by Power Corporation of Canada, the transfer of Mr. Desmarais’ Power Corporation of Canada shares on October 8, 2013 may have resulted in a change of control of Putnam Management within the meaning of the 1940 Act.

The address of each of Putnam Investments and Putnam Management is One Post Office Square, Boston, Massachusetts 02109. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada, and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5. Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109.

Putnam Investments Limited. Putnam Investments Limited, which has been retained by Putnam Management as investment sub-manager with respect to a portion of the assets of certain funds, is owned by The Putnam Advisory Company, LLC, which is a registered investment adviser owned indirectly by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Simon Davis, Co-Head of International Equities, Alan G. McCormack, Head of Quantitative Equities and Risk, and Clare Richer, Chief Financial Officer. The address of Putnam Investments Limited, Alan G. McCormack and Simon Davis is Cassini House, 57-59 St. James’s Street, London, England SW1A 1LD. The address of The Putnam Advisory Company, LLC and of Clare Richer is One Post Office Square, Boston, Massachusetts 02109.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with

61

litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG LLP, 99 High Street, Boston, Massachusetts 02110, as the auditors for each fund’s current fiscal year. These firms are among the country’s preeminent auditors. Each firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of each of PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the annual meeting and to have the opportunity to make a statement and respond to appropriate questions.

A note for funds audited by PricewaterhouseCoopers LLP

Prior to December 16, 2013, a non-U.S. member firm in PwC’s global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds' advisor by Putnam's parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment was inconsistent with the requirements of the Securities and Exchange Commission's auditor independence rules. Your fund has been informed by PricewaterhouseCoopers LLP that to address this issue, the member firm selected new advisors not affiliated with Putnam to manage the relevant pension plans and completed the transfer of the plans’ assets to such advisors as of December 16, 2013. During the period between the acquisition noted above and the transfer of the member firm’s pension plan assets, none of the member firm’s personnel was on the PricewaterhouseCoopers LLP audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PricewaterhouseCoopers LLP, the Audit and Compliance Committee of your fund's Board of Trustees concluded that the investment by the PricewaterhouseCoopers LLP member firm would not affect PricewaterhouseCoopers LLP's ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PricewaterhouseCoopers LLP should continue to act as auditor for your fund.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

Putnam High Income Securities Fund

(PricewaterhouseCoopers LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

62

August 31, 2013	$72,576	$ —	$16,169	$ —

August 31, 2012	$105,084	$ —	$16,179	$273

Putnam Managed Municipal Income Trust

(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2013	$70,041	$27,675	$6,458	$ —

October 31, 2012	$68,324	$26,550	$6,300	$ —

Putnam Master Intermediate Income Trust

(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2013	$129,389	$ —	$6,458	$ —

September 30, 2012	$136,019	$ —	$6,300	$ —

Putnam Municipal Opportunities Trust

(PricewaterhouseCoopers LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2013	$74,048	$32,284	$11,395	$ —

April 30, 2012	$71,280	$31,344	$12,604	$1,083

Putnam Premier Income Trust

(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2013	$153,053	$ —	$6,458	$ —

July 31, 2012	$158,194	$ —	$6,300	$ —

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed

63

transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to analysis of fund profitability.

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years:

Putnam High Income Securities Fund	Aug. 31, 2013: $163,669	Aug. 31, 2012: $178,460

Putnam Managed Municipal Income Trust	Oct 31, 2013: $34,133	Oct 31, 2012: $32,850

Putnam Municipal Opportunities Trust	April 30, 2013: $191,179	April 30, 2012: $162,414

Putnam Master Intermediate Income Trust	Sept 30, 2013: $6,458	Sept 30, 2012: $6,300

Putnam Premier Income Trust	July 31, 2013: $6,458	July 31, 2012: $6,300

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be preapproved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee of the Putnam funds also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule

64

2-01 of Regulation S-X (funds not listed below were not billed for such services during their last two fiscal years):

Putnam High Income Securities Fund	Aug. 31, 2013: $147,500	Aug. 31, 2012: $45,000

Putnam Municipal Opportunities Trust	April 30, 2013: $147,500	April 30, 2012: $97,505

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

65

Name, Address[1] , Year of Birth,	Length of Service with the	Principal Occupations During Past
Position(s) Held with Putnam funds	Putnam funds[2]	5 Years[3]

Jonathan S. Horwitz [4] (Born 1955)	Since 2004	Executive Vice President, Principal
Executive Vice President, Principal		Executive Officer, and Compliance
Executive Officer and		Liaison, The Putnam Funds
Compliance Liaison

Steven D. Krichmar (Born 1958)	Since 2002	Chief of Operations, Putnam
Vice President and		Investments and Putnam Management
Principal Financial Officer

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam
Vice President and Chief Legal Officer		Investments, Putnam Management,
and Putnam Retail Management

Robert R. Leveille (Born 1969)	Since 2007	Chief Compliance Officer, Putnam
Vice President and		Investments, Putnam Management,
Chief Compliance Officer		and Putnam Retail Management

Michael J. Higgins [4] (Born 1976)	Since 2010	Manager of Finance, Dunkin’ Brands
Vice President, Treasurer, and Clerk		(2008–2010); Senior Financial
Analyst, Old Mutual Asset
Management (2007–2008)

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration
Vice President, Principal Accounting		Services, Putnam Investments and
Officer and Assistant Treasurer		Putnam Management

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control
Vice President and Assistant Treasurer		Services, Putnam Investments and
Putnam Management

James P. Pappas (Born 1953)	Since 2004	Director of Trustee Relations, Putnam
Vice President		Investments and Putnam Management

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance,
Vice President and		Putnam Investments and Putnam
BSA Compliance Officer		Retail Management

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy
Vice President, Director of Proxy Voting		Voting and Corporate Governance,
and Corporate Governance, Assistant		Assistant Clerk, and Associate
Clerk, and Associate Treasurer		Treasurer, The Putnam Funds

Net assets of your fund as of December 31, 2013

Putnam High Income Securities Fund	$149,463,913.42

Putnam Managed Municipal Income Trust	$413,400,360.05*

Putnam Master Intermediate Income Trust	$345,437,709.51

Putnam Municipal Opportunities Trust	$491,777,402.24*

_________________________________________

1 The address of each officer is One Post Office Square, Boston, MA 02109

2 Each officer serves an indefinite term, until his or her resignation, retirement, death or removal

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Putnam Premier Income Trust	$803,833,395.24

* Excludes the amount of aggregate liquidation preference of outstanding preferred shares of the fund.

Shares outstanding of your fund as of January 29, 2014

	Putnam		Putnam
	High	Putnam	Master	Putnam
	Income	Managed	Intermediate	Municipal	Putnam
	Securities	Municipal	Income	Opportunities	Premier
	Fund	Income Trust	Trust	Trust	Income Trust

Common	16,277,330.9	57,034,739.998	60,774,643.9	41,199,944.364	131,336,149.9
	42		04		30

Series A Preferred	—	245	—		—

Series B Preferred	—		—	3,417	—

Series C Preferred	—	1,980	—	3,737	—

5% Beneficial Ownership.

As of December 31, 2013, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as noted as follows:

Fund	Shareholder Name and Address	Holdings	Percentage Owned

Putnam High Income Securities Fund

	CEDE & Company*
	20 Bowling Green
	New York, NY 10004-1408	15,510,234	95.15%

	First Trust Portfolios L.P.**
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suit 400
	Wheaton, IL 60187	1,430,741	8.78%

	Guggenheim Capital, LLC***
	Guggenheim Partners, LLC
	GP Holdco, LLC
	GPFT Holdco, LLC
	227 West Monroe Street
	Chicago, Illinois 60606

	Guggenheim Funds Services
	Holdings, LLC
	Guggenheim Funds Services, LLC
	Guggenheim Funds Distributors,
	LLC
	2455 Corporate West Dr.
	Lisle, IL 60532	1,303,669	8.00%

Putnam Managed Municipal Income Trust

CEDE & Company*
20 Bowling Green	53,461,659
New York, NY 10004-1408	common shares	93.74%

First Trust Portfolios L.P.****
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400	9,171,394
Wheaton, Illinois 60187	common shares	16.08%

Bank of America Corporation#
Bank of America, NA
Bank of America Corporate Center
100 South Tryon Street
Charlotte, NC 28255

Blue Ridge Investments, L.L.C.#
214 South Tryon Street	1,607 preferred
Charlotte, NC 28255	shares	72.22%

Putnam Master Intermediate Income Trust

CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	58,359,058	95.24%

Sit Investment Associates, Inc.*****
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402	3,517,015	5.74%

First Trust Portfolios L.P.##
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187	10,303,637	16.82%

Putnam Municipal Opportunities Trust

CEDE & Company*
20 Bowling Green	39,780,381
New York, NY 10004-1408	common shares	96.55%

First Trust Portfolios L.P.###
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400	6,007,183
Wheaton, Illinois 60187	common shares	14.58%

Bank of America Corporation####
Bank of America, NA
Bank of America Corporate Center
100 South Tryon Street

Charlotte, NC 29255

Blue Ridge Investments, L.L.C.####	5,218
214 North Tryon Street	preferred
Charlotte, NC 28255	shares	72.94%

Putnam Premier Income Trust

CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	123,985,647	93.94%

First Trust Portfolios L.P.#####
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187	21,393,019	16.21%

* Believed to hold shares only as nominee.s

** First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2013 in a January 15, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 8.78% position may already be reflected in Cede & Company’s position in the fund.

***Guggenheim Capital, LLC, Guggenheim Partners, LLC, GP Holdco, LLC, GPFT Holdco, LLC, Guggenheim Funds Services Holdings, LLC, Guggenheim Funds Services, LLC, and Guggenheim Funds Distributors, LLC reported shared beneficial ownership as of December 31, 2012 in a February 14, 2013 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 8.00% position may already be reflected in Cede & Company’s position in the fund.

**** First Trust Portfolios L.P., First Trust Advisors L.P.-, and The Charger Corporation reported shared beneficial share ownership as of December 31, 2013 in a January 16, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 16.08% may already be reflected in Cede & Company’s position in the fund.

***** Sit Investment Associates, Inc., reported beneficial ownership as of December 31, 2013 in a January 27, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 5.74% position may already be reflected in Cede & Company’s position in the fund.

# Bank of America Corporation and Blue Ridge Investments, L.L.C. reported shared beneficial ownership as of January 1, 2011 in a January 11, 2011 filing with the Securities and Exchange Commission on Schedule 13D.

## First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2013 in a January 15, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 16.82% position may already be reflected in Cede & Company’s position in the fund.

### First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2013 in a January 21, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 14.58% position may already be reflected in Cede & Company’s position in the fund.

#### Bank of America Corporation and Blue Ridge Investments, L.L.C. reported shared beneficial ownership as of January 1, 2011 in a January 11, 2011 filing with the Securities and Exchange Commission on Schedule 13D.

#####First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2013 in a January 15, 2014 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 16.21% position may already be reflected in Cede & Company’s position in the fund.

Appendix A- Form of Amended and Restated Declaration of Trust (Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust)

[INSERT NAME OF FUND]

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

This AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts, on this [ ] day of [ ], 2014, hereby amends and restates in its entirety the Agreement and Declaration of Trust dated ____________________, as heretofore amended, by the Trustees hereunder and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I
Name and Definitions

Name

Section 1. This Trust shall be known as “[insert name of fund]”, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) The “Trust” refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

(b) “Trustees” refers to the Trustees of the Trust elected in accordance with Article IV;

A-1

(c) “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one class or series of Shares is authorized by the Trustees, the equal proportionate transferable units into which each class or series of Shares shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) The “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f) The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person”, “Principal Underwriter” and “Majority Shareholder Vote” (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act (as modified by any applicable exemptive order issued thereunder by the Securities and Exchange Commission);

(g) “Declaration of Trust” shall mean this Agreement and Declaration of Trust as amended or restated from time to time;

(h) “Bylaws” shall mean the Bylaws of the Trust as amended or restated from time to time;

(i) The term “class” or “class of Shares” refers to the division of Shares into two or more classes as provided in Article III, Section 1 hereof; and

(j) The term “series” or “series of Shares” refers to the division of Shares representing any class into two or more series as provided in Article III, Section 1 hereof.

ARTICLE II
Purpose of Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

ARTICLE III
Shares

Division of Beneficial Interest

Section 1. The number of Shares of each class or series authorized shall be unlimited except as the Bylaws may otherwise provide. The Trustees may, without Shareholder approval, authorize one or more classes of Shares (which classes may be divided into two or more series), Shares of each such class or series having such preferences, voting powers and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the Bylaws. The Trustees may, without Shareholder approval, from time to

A-2

time divide or combine the Shares of any class or series into a greater or lesser number without thereby changing the proportionate beneficial interests in the class or series.

Ownership of Shares

Section 2. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the retirement of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each class or series and as to the number of Shares of each class or series held from time to time by each Shareholder.

Investment in the Trust

Section 3. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the Bylaws from time to time authorize.

No Preemptive Rights

Section 4. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Status of Shares and Limitation of Personal Liability

Section 5. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the Bylaws and to have become a party hereto and thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Derivative Actions

Section 6. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable

A-3

detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees may determine whether the bringing or maintenance of any such action, proceeding or claim is in the best interests of the Trust or, alternatively, in their sole discretion, may submit the matter to a vote of the Shareholders of the Trust. Any such determination made by the Trustees in good faith shall be binding on all Shareholders.

Exclusive Selection of Forum for Certain Shareholder Actions

Section 7. Any action brought by a Shareholder seeking to enforce any right or privilege of Shareholders under this Declaration of Trust, challenging the powers of the Trustees thereunder, alleging a breach of fiduciary duty by any Trustee or officer of the Trust or otherwise involving primarily the internal affairs of the Trust may be brought only in the courts of The Commonwealth of Massachusetts.

ARTICLE IV
The Trustees

Election

Section 1. Subject to the voting powers of one or more classes or series of Shares as set forth in the Bylaws, in each year beginning in [ ], at the annual meeting of Shareholders or at any special meeting held in lieu thereof, or at any special meeting held before [ ], the Shareholders shall fix the number of and elect a Board of not less than three Trustees, each of whom shall serve until the next annual meeting or special meeting in lieu thereof and until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. At any meeting called for the purpose and subject to the voting powers of one or more classes of Shares as set forth in the Bylaws, a Trustee may be removed by vote of the holders of two-thirds of the outstanding Shares entitled to vote, except that a Trustee elected by the holders of one or more classes of Shares may be removed only by vote of the holders of two-thirds of the Shares entitled to vote for such Trustee. The initial Trustees, each of whom shall serve until the first meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified, or until he or she sooner dies, resigns or is removed, shall be [ ] and such other persons as the Trustee or Trustees then in office shall, prior to any sale of Shares pursuant to a public offering, elect.

Effect of Death, Resignation, etc. of a Trustee

Section 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers

Section 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the

A-4

Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders of one or more classes or series. Subject to the voting power of one or more classes or series of Shares, as set forth in the Bylaws, the Trustees may fill vacancies in or add to their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust except as otherwise provided in Article IX, Section 5;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

(f) To the extent necessary or appropriate to give effect to the preferences, special or relative rights and privileges of any classes or series of Shares, to allocate assets, liabilities, income and expenses of the Trust to a particular class or classes or series of Shares or to apportion the same among two or more classes or series;

(g) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

A-5

(h) To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k) To borrow funds;

(l) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

(m) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

(n) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

(o) To purchase or otherwise acquire Shares.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other

A-6

communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

Payment of Expenses by Trust

Section 4. The Trustees are authorized to pay, or to cause to be paid out of the assets of the Trust, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser or manager, principal underwriter, auditor, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

Ownership of Assets of the Trust

Section 5. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution

Section 6. Subject to a favorable Majority Shareholder Vote to the extent required by applicable law, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the “Manager”), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

A-7

(ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V
Shareholders’ Voting Powers and Meetings

Voting Powers

Section 1. Subject to the voting powers of one or more classes or series of Shares as set forth in this Declaration of Trust or in the Bylaws, the Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) for the removal of Trustees as provided in Article IV, Section 1, (iii) with respect to any Manager as provided in Article IV, Section 6, (iv) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4, (v) with respect to any merger, consolidation or sale of assets of the Trust to the extent and as provided in Article IX, Section 5, (vi) with respect to any conversion of the Trust as provided in Article IX, Section 6, (vii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 9, and (viii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to classes or series of Shares. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and, in the case of a challenge by any person other than the Trust, the burden of proving invalidity shall rest on the challenger. Until Shares of any class or series are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders as to such class or series.

A-8

Voting Power and Meetings

Section 2. There shall be an annual meeting of the Shareholders on the date fixed in the Bylaws at the office of the Trust in Boston, Massachusetts, or at such other place as may be designated in the call thereof, which call shall be made by the Trustees. In the event that such meeting is not held in any year on the date fixed in the Bylaws, whether the omission be by oversight or otherwise, a subsequent special meeting may be called by the Trustees and held in lieu of the annual meeting with the same effect as though held on such date. Special meetings of Shareholders of any or all classes or series may also be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such class or series as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder’s address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of 30 days after written application by Shareholders holding at least 25% of the then outstanding Shares of all classes and series entitled to vote at such meeting requesting a meeting to be called for a purpose requiring action by the Shareholders as provided herein or in the Bylaws, then Shareholders holding at least 25% of the then outstanding Shares of all classes and series entitled to vote at such meeting may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees. Notice of a meeting need not be given to any Shareholder if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her.

Quorum and Required Vote

Section 3. Thirty percent of Shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a Shareholders’ meeting, except that where any provision of law or of this Declaration of Trust or the Bylaws requires that holders of any class or series shall vote as an individual class or series, then thirty percent of the aggregate number of Shares of that class or series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class or series. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or of this Declaration of Trust or the Bylaws, a majority of the Shares voted shall decide any questions and a plurality shall fix the number of Trustees and elect a Trustee, provided that where any provision of law or of this Declaration of Trust or the Bylaws requires that the holders of any class or series shall vote as an individual class or series, a majority of the Shares of that class or series voted on the matter (or a plurality with respect to fixing the number of Trustees and the election of a Trustee) shall decide that matter insofar as that class or series is concerned.

A-9

Action by Written Consent

Section 4. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or the Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Additional Provisions

Section 5. The Bylaws may include further provisions, not inconsistent with this Declaration of Trust, regarding Shareholders’ voting powers, the conduct of meetings and related matters.

ARTICLE VI
Distributions

The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of each class or series such amounts as the Trustees may determine subject to the preferences, special or relative rights and privileges of the various classes or series of Shares. Any such distribution to the Shareholders of a particular class or series shall be made to such Shareholders pro rata in proportion to the number of Shares of such class or series held by each of them. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees.

ARTICLE VII
Compensation and Limitation of Liability of Trustees

Compensation

Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Limitation of Liability

Section 2. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The appointment, designation or identification of a Trustee as an officer of the Trustees or of any committee of the Trustees, or as an expert with respect to certain matters (including without limitation identification of a Trustee as an “audit committee financial expert”) shall not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of such appointment, designation or

A-10

identification, and no Trustee who has special skills or expertise or who is appointed, designated of identified as aforesaid, shall be held to a higher standard of care by virtue thereof or be limited in any way with respect to any right or privilege to which such person would otherwise be entitled as a Trustee hereunder, including without limitation the right of indemnification. Nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ARTICLE VIII
Indemnification

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any threatened, pending, or contemplated action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal before any court or administrative or legislative or other body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith, (b) not to have acted in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or at least was not opposed to the best interests of the Trust, (c) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful or (d) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (each of such exceptions being referred to hereinafter as “Disabling Conduct”). Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article. In making any such determination, the disinterested Trustees or such counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person did not engage in Disabling Conduct.

A-11

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the action, suit, or proceeding was brought, that such Covered Person engaged in Disabling Conduct, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person did not engage in Disabling Conduct, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person did not engage in Disabling Conduct. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have engaged in Disabling Conduct.

Right Not Exclusive

Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Shareholders

Section 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability.

ARTICLE IX
Miscellaneous

Trustees, Shareholders, etc. Not Personally Liable for Obligations of the Trust; Notice

Section 1. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract

A-12

or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by any Trustee, officer, employee or agent on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to such person’s capacity as a Trustee, officer, employee or agent, and such person shall not be personally liable thereon.

Every note, bond, contract, instrument, certificate or undertaking executed on behalf of the Trust by any Trustee, officer, employee or agent of the Trust shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite that the same was executed by them on behalf of the Trust in their capacity as Trustees, officers, employees or agents of the Trust and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as the person so executing may deem appropriate, but any omission of such notice or recitals shall not operate to bind any such Trustee, officer, employee or agent or the Shareholders individually.

Trustees’ Good Faith Actions Binding; Expert Advice; No Bond or Surety

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission taken in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Liability of Third Persons Dealing with Trustees

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. Subject to the voting powers of one or more classes or series of Shares as set forth in the Bylaws, the Trust may be terminated at any time by vote of Shareholders holding at least two-thirds of the Shares entitled to vote (provided, however, if such termination is recommended by two-thirds of the total number of the Trustees then in office, the vote of a majority of the Shares entitled to vote shall be sufficient authorization) or by the Trustees by written notice to the Shareholders. Upon termination of the Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other property, or any combination thereof, and distribute the proceeds

A-13

to the Shareholders, ratably according to the number of Shares held by the several Shareholders on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes or series of Shares.

Merger, Consolidation and Sale of Assets

Section 5. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its assets, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of not less than two-thirds of the Shares entitled to vote; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by at least two-thirds of the total number of Trustees then in office, the vote of the holders of a majority of the Shares entitled to vote shall be sufficient authorization. Nothing contained herein shall be construed as requiring approval of the Shareholders for any sale of assets in the ordinary course of business of the Trust. The provisions of this Section shall be subject to the voting powers of one or more classes or series of Shares as set forth in the Bylaws.

Conversion

[PUTNAM MANAGED MUNICIPAL INCOME TRUST ONLY:]

Section 6. Subject to the voting powers of one or more classes or series of Shares as set forth in the Bylaws, the Trust may be converted at any time from a “closed-end company” to an “open-end company” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act as in effect on December 1, 1988, upon the approval of such a proposal, together with any necessary amendments to the Declaration of Trust to permit such a conversion, by the holders of two-thirds of the Shares entitled to vote, except that if such proposal is recommended by two-thirds of the total number of Trustees then in office, or such proposal is voted upon after the beginning of the fiscal year commencing in 1994 such proposal may be adopted by a vote of the majority of the Shares entitled to vote. In addition, commencing with the beginning of the fiscal year commencing in 1994, and in each fiscal year thereafter, if Shares of the Trust designated as Common Shares have traded on the principal securities exchange where listed at an average discount from their net asset value of more than 10 percent (10%), determined on the basis of the discount as of the end of the last trading day in each week during the period of twelve (12) calendar weeks preceding the beginning of each such fiscal year, the Trustees will submit to the Shareholders at the next succeeding annual meeting, or within six months thereafter if the Trust does not then hold annual meetings, a proposal to convert the Trust from a “closed-end company” to an “open-end company” as those terms are defined above, together with any necessary amendments to this Declaration of Trust to permit such a conversion. Upon the adoption of such proposal and related amendments by the Trust’s Shareholders as provided above, the Trust shall upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, the Bylaws or any agreement between the Trust and any national securities exchange.

[PUTNAM MUNICIPAL OPPORTUNITIES TRUST ONLY:]

A-14

Section 6. Subject to the voting powers of one or more classes or series of Shares as set forth in the Bylaws, the Trust may be converted at any time from a “closed-end company” to an “open-end company” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act as in effect on the date of the execution hereof, upon the approval of such a proposal, together with any necessary amendments to the Declaration of Trust to permit such a conversion, by the holders of two-thirds of the Shares entitled to vote, except that if such proposal is recommended by two-thirds of the total number of Trustees then in office, such proposal may be adopted by a vote of the majority of the Shares entitled to vote. Upon the adoption of such proposal and related amendments by the Trust’s Shareholders as provided above, the Trust shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, the Bylaws or any agreement between the Trust and any national securities exchange.

Filing and Copies, References, Headings

Section 7. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument and all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

Section 8. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Amendments

Section 9. Subject to the voting powers of one or more classes or series of Shares, as set forth in the Bylaws, this Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees (a) when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment amending or affecting the provisions of Section 1 of Article IV, Section 4, 5 or 6 of this Article

A-15

IX or this sentence shall require the vote of Shareholders holding two-thirds of the Shares entitled to vote, or (b) without Shareholder approval as may be necessary or desirable in order to authorize one or more classes or series of Shares as provided in Section 1 of Article III. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, hereunto set their hands and seals in the City of Boston, Massachusetts for themselves and their assigns, as of the day and year first above written.

A-16

Appendix B- Form of Amended and Restated Declaration of Trust (Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust)

[INSERT NAME OF FUND]

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

This AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts, on this [ ] day of [ ], 2014, hereby amends and restates in its entirety the Agreement and Declaration of Trust dated ______________, as heretofore amended, by the Trustees hereunder and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I
Name and Definitions

Name

Section 1. This Trust shall be known as “[insert name of fund]” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) The “Trust” refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

(b) “Trustees” refers to the Trustees of the Trust elected in accordance with Article IV;

B-1

(c) “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) The “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f) The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person”, “Principal Underwriter” and “Majority Shareholder Vote” (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act (as modified by any applicable exemptive order issued thereunder by the Securities and Exchange Commission);

(g) “Declaration of Trust” shall mean this Agreement and Declaration of Trust as amended or restated from time to time; and

(h) “Bylaws” shall mean the Bylaws of the Trust as amended or restated from time to time.

ARTICLE II
Purpose of Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

ARTICLE III
Shares

Division of Beneficial Interest

Section 1. The number of Shares authorized shall be unlimited except as the Bylaws may otherwise provide. The beneficial interest in the Trust shall at all times be divided into Shares, without par value unless otherwise determined by the Trustees, each of which shall represent an equal proportionate interest in the Trust with each other Share, none having priority or preference over another. The Trustees may, without Shareholder approval, from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust.

Ownership of Shares

Section 2. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the retirement of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by

B-2

the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares held from time to time by each Shareholder.

Investment in the Trust

Section 3. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the Bylaws from time to time authorize.

No Preemptive Rights

Section 4. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Status of Shares and Limitation of Personal Liability

Section 5. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the Bylaws and to have become a party hereto and thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Derivative Actions

Section 6. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees may determine whether the bringing or maintenance of any such action, proceeding or claim is in the best interests of the Trust or, alternatively, in their sole discretion, may submit the matter to a vote of the Shareholders of the Trust. Any such determination made by the Trustees in good faith shall be binding on all Shareholders.

Exclusive Selection of Forum for Certain Shareholder Actions

Section 7. Any action brought by a Shareholder seeking to enforce any right or privilege of Shareholders under this Declaration of Trust, challenging the powers of the Trustees

B-3

thereunder, alleging a breach of fiduciary duty by any Trustee or officer of the Trust or otherwise involving primarily the internal affairs of the Trust may be brought only in the courts of The Commonwealth of Massachusetts.

ARTICLE IV
The Trustees

Election

Section 1. In each year beginning in [ ], at the annual meeting of Shareholders or at any special meeting held in lieu thereof, or at any special meeting held before [ ], the Shareholders shall fix the number of and elect a Board of not less than three Trustees, each of whom shall serve until the next annual meeting or special meeting in lieu thereof and until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The initial Trustees, each of whom shall serve until the first meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified, or until he or she sooner dies, resigns or is removed, shall be [ ] and such other persons as the Trustee or Trustees then in office shall, prior to any sale of Shares pursuant to a public offering, appoint.

Removal

Section 2. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding Shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees.

Effect of Death, Resignation, etc. of a Trustee

Section 3. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers

Section 4. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fill vacancies in or add to their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to

B-4

various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust except as otherwise provided in Article IX, Section 5;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

(f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

(g) To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j) To borrow funds;

B-5

(k) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

(1) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

(m) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

(n) To purchase or otherwise acquire Shares.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

Payment of Expenses by Trust

Section 5. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser or manager, principal underwriter, auditor, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

B-6

Ownership of Assets of the Trust

Section 6. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution

Section 7. Subject to a favorable Majority Shareholder Vote to the extent required by applicable law, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the “Manager”), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or transfer, Shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V
Shareholders’ Voting Powers and Meetings

Voting Powers

B-7

Section 1. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) for the removal of Trustees as provided in Article IV, Section 2 (iii) with respect to any Manager as provided in Article IV, Section 6, (iv) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4, (v) with respect to any merger, consolidation or sale of assets of the Trust to the extent and as provided in Article IX, Section 5, (vi) with respect to any conversion of the Trust as provided in Article IX, Section 6, (vii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 9, and (viii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and, in the case of a challenge by any person other than the Trust, the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders.

Voting Power and Meetings

Section 2. There shall be an annual meeting of the Shareholders on the date fixed in the Bylaws at the office of the Trust in Boston, Massachusetts, or at such other place as may be designated in the call thereof, which call shall be made by the Trustees. In the event that such meeting is not held in any year on the date fixed in the Bylaws, whether the omission be by oversight or otherwise, a subsequent special meeting may be called by the Trustees and held in lieu of the annual meeting with the same effect as though held on such date. Special meetings may also be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder’s address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of 30 days after written application by Shareholders holding at least 25% of the then outstanding Shares entitled to vote at such meeting requesting a meeting to be called for a purpose requiring action by the Shareholders as provided herein or in the Bylaws, then Shareholders holding at least 25% of the then outstanding Shares entitled to vote at such meeting may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees. Notice of a meeting need not be given to any Shareholder if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her.

B-8

Quorum and Required Vote

Section 3. Thirty percent of Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or of this Declaration of Trust or the Bylaws, a majority of the Shares voted shall decide any questions and a plurality shall fix the number of Trustees and elect a Trustee.

Action by Written Consent

Section 4. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or the Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Additional Provisions

Section 5. The Bylaws may include further provisions, not inconsistent with this Declaration of Trust, regarding Shareholders` voting powers, the conduct of meetings and related matters.

ARTICLE VI
Distributions

The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders such amounts as the Trustees may determine. Any amounts shall be distributed pro rata in proportion to the number of Shares held by each Shareholder. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with the Bylaws.

ARTICLE VII
Compensation and Limitation of Liability of Trustees

Compensation

Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Limitation of Liability

Section 2. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of

B-9

Trustee, and for nothing else. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The appointment, designation or identification of a Trustee as an officer of the Trustees or of any committee of the Trustees, or as an expert with respect to certain matters (including without limitation identification of a Trustee as an “audit committee financial expert”) shall not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of such appointment, designation or identification, and no Trustee who has special skills or expertise or who is appointed, designated of identified as aforesaid, shall be held to a higher standard of care by virtue thereof or be limited in any way with respect to any right or privilege to which such person would otherwise be entitled as a Trustee hereunder, including without limitation the right of indemnification. Nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ARTICLE VIII
Indemnification

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any threatened, pending, or contemplated action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal before any court or administrative or legislative or other body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith, (b) not to have acted in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or at least was not opposed to the best interests of the Trust, (c) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful or (d) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (each of such exceptions being referred to hereinafter as “Disabling Conduct”). Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against

B-10

losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article. In making any such determination, the disinterested Trustees or such counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person did not engage in Disabling Conduct.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the action, suit, or proceeding was brought, that such Covered Person engaged in Disabling Conduct, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person did not engage in Disabling Conduct, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person did not engage in Disabling Conduct. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have engaged in Disabling Conduct.

Right Not Exclusive

Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Shareholders

Section 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the

B-11

case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

ARTICLE IX
Miscellaneous

Trustees, Shareholders, etc. Not Personally Liable for Obligations of the Trust; Notice

Section 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by any Trustee, officer, employee or agent on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to such person’s capacity as a Trustee, officer, employee or agent, and such person shall not be personally liable thereon.

Every note, bond, contract, instrument, certificate or undertaking executed on behalf of the Trust by any Trustee, officer, employee or agent of the Trust shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite that the same was executed by them on behalf of the Trust in their capacity as Trustees, officers, employees or agents of the Trust and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as the person so executing may deem appropriate, but any omission of such notice or recitals shall not operate to bind any such Trustee, officer, employee or agent or the Shareholders individually.

Trustees’ Good Faith Actions Binding; Expert Advice; No Bond or Surety

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission taken in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Liability of Third Persons Dealing with Trustees

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

B-12

Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote (provided, however, if such termination is recommended by two-thirds of the Trustees then in office, the vote of a majority of the Shares entitled to vote shall be sufficient authorization) or by the Trustees by written notice to the Shareholders. Upon termination of the Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust, as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders, ratably according to the number of Shares held by the several Shareholders on the date of termination.

Merger, Consolidation and Sale of Assets

Section 5. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its assets, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of not less than two-thirds of the Shares entitled to vote; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by at least two-thirds of the total number of Trustees then in office, the vote of the holders of a majority of the Shares entitled to vote shall be sufficient authorization. Nothing contained herein shall be construed as requiring approval of the Shareholders for any sale of assets in the ordinary course of business of the Trust.

Conversion

[PUTNAM HIGH INCOME SECURITIES FUND ONLY:]

Section 6. The Fund may be converted at any time from a “closed-end company” to an “open-end company” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act as in effect on January 1, 1987, upon the approval of such a proposal, together with the necessary amendments to the Declaration of Trust to permit such a conversion, by the holders of two-thirds of the Fund’s outstanding Shares entitled to vote, except that if such proposal is recommended by two-thirds of the total number of Trustees then in office or such proposal is voted upon after the beginning of the fiscal year commencing in 1992 such proposal may be adopted by a vote of a majority of the Fund’s outstanding Shares entitled to vote. In addition, commencing with the beginning of the fiscal year commencing in 1992, and in each fiscal year thereafter, if Shares of the Fund have traded on the principal securities exchange where listed at an average discount of more than ten percent (10%), determined on the basis of the discount as of the end of the last trading day in each week during the period of twelve (12) calendar weeks preceding the beginning of each such fiscal year, the Trustees will submit to the Shareholders at the next succeeding annual meeting, or within six months thereafter if the Fund does not then hold annual meetings, a proposal to convert the Fund from a “closed-end company” to an “open-end company” as those terms are defined above, together with the necessary amendments to this Declaration of Trust to permit such a conversion. Upon the adoption of such proposal and related amendments by the Fund’s outstanding shares entitled to vote, the Fund shall upon complying with any requirements of the 1940 Act and state law,

B-13

become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

[PUTNAM MASTER INTERMEDIATE INCOME TRUST ONLY: ]

Section 6. The Fund may be converted at any time from a “closed-end company” to an “open-end company” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act as in effect on October 1, 1987, upon the approval of such a proposal, together with the necessary amendments to the Declaration of Trust to permit such a conversion, by the holders of two-thirds of the Fund’s outstanding Shares entitled to vote, except that if such proposal is recommended by two-thirds of the total number of Trustees then in office or such proposal is voted upon after the beginning of the fiscal year commencing in 1993 such proposal may be adopted by a vote of a majority of the Fund’s outstanding Shares entitled to vote. In addition, commencing with the beginning of the fiscal year commencing in 1993, and in each fiscal year thereafter, if Shares of the Fund have traded on the principal securities exchange where listed at an average discount of more than ten percent (10%), determined on the basis of the discount as of the end of the last trading day in each week during the period of twelve (12) calendar weeks preceding the beginning of each such fiscal year, the Trustees will submit to the Shareholders at the next succeeding annual meeting, or within six months thereafter if the Fund does not then hold annual meetings, a proposal to convert the Fund from a “closed-end company” to an “open-end company” as those terms are defined above, together with the necessary amendments to this Declaration of Trust to permit such a conversion. Upon the adoption of such proposal and related amendments by the Fund’s outstanding shares entitled to vote, the Fund shall upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

[PUTNAM PREMIER INCOME TRUST ONLY:]

Section 6. The Fund may be converted at any time from a “closed-end company” to an “open-end company” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act as in effect on January 1, 1988, upon the approval of such a proposal, together with the necessary amendments to the Declaration of Trust to permit such a conversion, by the holders of two-thirds of the Fund’s outstanding Shares entitled to vote, except that if such proposal is recommended by two-thirds of the total number of Trustees then in office or such proposal is voted upon after the beginning of the fiscal year commencing in 1993 such proposal may be adopted by a vote of a majority of the Fund’s outstanding Shares entitled to vote. In addition, commencing with the beginning of the fiscal year commencing in 1993, and in each fiscal year thereafter, if Shares of the Fund have traded on the principal securities exchange where listed at an average discount of more than ten percent (10%), determined on the basis of the discount as of the end of the last trading day in each week during the period of twelve (12) calendar weeks preceding the beginning of each such fiscal year, the Trustees will submit to the Shareholders at the next succeeding annual meeting, or within six months thereafter if the Fund does not then hold annual meetings, a proposal to convert the Fund from a “closed-end company” to an “open-end company” as those terms are defined above, together with the

B-14

necessary amendments to this Declaration of Trust to permit such a conversion. Upon the adoption of such proposal and related amendments by the Fund’s outstanding shares entitled to vote, the Fund shall upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

Filing and Copies, References, Headings

Section 7. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument and all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

Section 8. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Amendments

PUTNAM HIGH INCOME SECURITIES FUND AND PUTNAM PREMIER INCOME TRUST ONLY:

Section 9. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment amending or affecting the provisions of Section 1 of Article IV, Sections 5 and 6 of this Article IX or of this sentence shall require the vote of Shareholders holding two-thirds of the Shares entitled to vote. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

B-15

PUTNAM MASTER INTERMEDIATE INCOME TRUST ONLY:

Section 9. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment amending or affecting the provisions of Section 1 of Article IV, Sections 4, 5 and 6 of this Article IX or of this sentence shall require the vote of Shareholders holding two-thirds of the Shares entitled to vote. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, hereunto set their hands and seals in the City of Boston, Massachusetts for themselves and their assigns, as of the day and year first above written.

B-16

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com	[ ]

PUTNAM HIGH INCOME SECURITIES FUND

By signing below, you, as a holder of common shares of Putnam High Income Securities Fund, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of the shareholders of Putnam High Income Securities Fund. The meeting will take place on April 25, 2014 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals		Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 14 nominees for Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL
EXCEPT*
01) Liaquat Ahamed	06) Robert J. Darretta	11) Robert E. Patterson
02) Ravi Akhoury	07) Katinka Domotorffy	12) George Putnam, III	□	□	□
03) Barbara M. Baumann	08) John A. Hill	13) Robert L. Reynolds
04) Jameson A. Baxter	09) Paul L. Joskow	14) W. Thomas Stephens
05) Charles B. Curtis	10) Kenneth R. Leibler

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL TWO.			FOR	AGAINST	ABSTAIN

2. Approving conversion to an open-end investment company.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS THREE and FOUR.

3. Approving an Amended and Restated Declaration of Trust for your fund.			□	□	□

4. Approving an amendment to your fund’s Declaration of Trust – eliminating
mandatory shareholder votes for conversion to an open-end investment company.			□	□	□

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 25, 2014.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnam.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.
Cusip: 123456789	Barcode

PUTNAM MANAGED MUNICIPAL INCOME TRUST

By signing below, you, as a holder of common shares of Putnam Managed Municipal Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of the shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 25, 2014 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals		Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 12 nominees for Trustees voted on by the common and preferred shareholders voting as a single class.
			FOR ALL	WITHHOLD ALL	FOR ALL
01) Liaquat Ahamed	05) Charles B. Curtis	09) Kenneth R. Leibler			EXCEPT*
02) Ravi Akhoury	06) Robert J. Darretta	10) George Putnam, III
03) Barbara M. Baumann	07) Katinka Domotorffy	11) Robert L. Reynolds	□	□	□
04) Jameson A. Baxter	08) Paul L. Joskow	12) W. Thomas Stephens

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS THREE AND FOUR.			FOR	AGAINST	ABSTAIN

3. Approving an Amended and Restated Declaration of Trust for your fund.			□	□	□

4. Approving an amendment to your funds Declaration of Trust – eliminating
mandatory shareholder votes for conversion to an open-end investment company.			□	□	□

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 25, 2014.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnam.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.

Cusip: 123456789	Barcode

PUTNAM MANAGED MUNICIPAL INCOME TRUST

By signing below, you, as a holder of preferred shares of Putnam Managed Municipal Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of the shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 25, 2014 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals		Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 14 nominees for Trustees.
			FOR ALL	WITHHOLD ALL	FOR ALL
01) Liaquat Ahamed	06) Robert J. Darretta	11) Robert E. Patterson			EXCEPT*
02) Ravi Akhoury	07) Katinka Domotorffy	12) George Putnam, III	□	□	□
03) Barbara M. Baumann	08) John A. Hill	13) Robert L. Reynolds
04) Jameson A. Baxter	09) Paul L. Joskow	14) W. Thomas Stephens
05) Charles B. Curtis	10) Kenneth R. Leibler

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS THREE AND FOUR.			FOR	AGAINST	ABSTAIN

3. Approving an Amended and Restated Declaration of Trust for your fund.			□	□	□

4. Approving an amendment to your fund’s Declaration of Trust – eliminating			□	□	□
mandatory shareholder votes for conversion to an open-end investment company.

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 25, 2014.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnam.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.
Cusip: 123456789	Barcode

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By signing below, you, as a holder of common shares of Putnam Master Intermediate Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of the shareholders of Putnam Master Intermediate Income Trust. The meeting will take place on April 25, 2014 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals		Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 14 nominees for Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL
EXCEPT*

01) Liaquat Ahamed	06) Robert J. Darretta	11) Robert E. Patterson
02) Ravi Akhoury	07) Katinka Domotorffy	12) George Putnam, III	□	□	□
03) Barbara M. Baumann	08) John A. Hill	13) Robert L. Reynolds
04) Jameson A. Baxter	09) Paul L. Joskow	14) W. Thomas Stephens
05) Charles B. Curtis	10) Kenneth R. Leibler

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL TWO.			FOR	AGAINST	ABSTAIN

2. Approving conversion to an open-end investment company.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS THREE and FOUR.

3. Approving an Amended and Restated Declaration of Trust for your fund.			□	□	□

4. Approving an amendment to your fund’s Declaration of Trust – eliminating
mandatory shareholder votes for conversion to an open-end investment company.			□	□	□

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 25, 2014.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnam.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.
Cusip: 123456789	Barcode

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

By signing below, you, as a holder of common shares of Putnam Municipal Opportunities Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of the shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 25, 2014 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals		Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 12 nominees for Trustees voted on by the common and preferred shareholders voting as a single class.

			FOR ALL	WITHHOLD ALL	FOR ALL
01) Liaquat Ahamed	05) Charles B. Curtis	09) Kenneth R. Leibler			EXCEPT*
02) Ravi Akhoury	06) Robert J. Darretta	10) George Putnam, III	□	□	□
03) Barbara M. Baumann	07) Katinka Domotorffy	11) Robert L. Reynolds
04) Jameson A. Baxter	08) Paul L. Joskow	12) W. Thomas Stephens

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL THREE			FOR	AGAINST	ABSTAIN

3. Approving an Amended and Restated Declaration of Trust for your fund.			□	□	□

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 25, 2014.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnam.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.
Cusip: 123456789	Barcode

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

By signing below, you, as a holder of preferred shares of Putnam Municipal Opportunities Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of the shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 25, 2014 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals		Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.
			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 14 nominees for Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL
EXCEPT*
01) Liaquat Ahamed	06) Robert J. Darretta	11) Robert E. Patterson
02) Ravi Akhoury	07) Katinka Domotorffy	12) George Putnam, III	□	□	□
03) Barbara M. Baumann	08) John A. Hill	13) Robert L. Reynolds
04) Jameson A. Baxter	09) Paul L. Joskow	14) W. Thomas Stephens
05) Charles B. Curtis	10) Kenneth R. Leibler

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL THREE.			FOR	AGAINST	ABSTAIN

3. Approving an Amended and Restated Declaration of Trust for your fund.			□	□	□

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 25, 2014.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnam.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.

Cusip: 123456789	Barcode

PUTNAM PREMIER INCOME TRUST

By signing below, you, as a holder of common shares of Putnam Premier Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of the shareholders of Putnam Premier Income Trust. The meeting will take place on April 25, 2014 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals		Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 14.
			FOR	AGAINST	ABSTAIN

1A. Fixing the number of Trustees at 14.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund’s 14 nominees for Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL
EXCEPT*
01) Liaquat Ahamed	06) Robert J. Darretta	11) Robert E. Patterson
02) Ravi Akhoury	07) Katinka Domotorffy	12) George Putnam, III	□	□	□
03) Barbara M. Baumann	08) John A. Hill	13) Robert L. Reynolds
04) Jameson A. Baxter	09) Paul L. Joskow	14) W. Thomas Stephens
05) Charles B. Curtis	10) Kenneth R. Leibler

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL TWO.			FOR	AGAINST	ABSTAIN

2. Approving conversion to an open-end investment company.			□	□	□

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS THREE and FOUR.

3. Approving an Amended and Restated Declaration of Trust for your fund.			□	□	□

4. Approving an amendment to your fund’s Declaration of Trust – eliminating
mandatory shareholder votes for conversion to an open-end investment company.			□	□	□

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 25, 2014.
The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnam.pdf.

If you have any questions on these proposals, please call 1-800-283-5915.
Cusip: 123456789	Barcode